                                                                [Conformed Copy]




                          FIVE-YEAR CREDIT AGREEMENT

                        DATED AS OF SEPTEMBER 28, 2000

                                     AMONG

                                  XTRA, INC.,

                             BANK OF AMERICA, N.A.
                                      and
                   EACH OF THE OTHER FINANCIAL INSTITUTIONS
                       FROM TIME TO TIME PARTIES HERETO,
                                   as Banks

                                     with

                            BANK OF AMERICA, N.A.,
                 as Administrative Agent and Swing Line Lender

                             FLEET NATIONAL BANK,
                             as Syndication Agent

                                      and

                      BANK ONE, NA (Main Office Chicago),
                            as Documentation Agent

                        BANC OF AMERICA SECURITIES LLC,
                             as Sole Lead Arranger
                             and Sole Book Manager

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
1.   DEFINITIONS...........................................................   1
     -----------
     1.1  Defined Terms....................................................   1
          -------------
     1.2  Other Interpretive Provisions....................................  15
          -----------------------------
     1.3  Accounting Principles............................................  16
          ---------------------

2.   THE CREDIT FACILITIES.................................................  16
     ---------------------
     2.1  Amounts and Terms of Commitments.................................  16
          --------------------------------
          (a)     The Revolving Credit.....................................  16
                  --------------------
          (b)     Swing Line Loans.........................................  16
                  ----------------
     2.2  Notes............................................................  19
          -----
     2.3  Procedure for Borrowing..........................................  19
          -----------------------
     2.4  Conversion and Continuation Elections............................  20
          -------------------------------------
     2.5  Voluntary Termination or Reduction of Commitment.................  21
          ------------------------------------------------
     2.6  Prepayments......................................................  21
          -----------
          (a)     Optional Prepayments.....................................  21
                  --------------------
          (b)     Mandatory Prepayment Upon Change of Control..............  22
                  -------------------------------------------
     2.7  Repayment........................................................  22
          ---------
          (a)     The Revolving Credit.....................................  22
                  --------------------
          (b)     Swing Line Loans.........................................  23
                  ----------------
     2.8  Interest.........................................................  23
          --------
     2.9  Fees.............................................................  23
          ----
          (a)     Arrangement, Agency Fees.................................  23
                  ------------------------
          (b)     Utilization Fee and Non-Use Fee..........................  23
                  -------------------------------
     2.10 Computation of Interest..........................................  24
          -----------------------
     2.11 Payments by the Company..........................................  25
          -----------------------
     2.12 Payments by the Banks to the Administrative Agent................  25
          -------------------------------------------------

3.   TAXES, YIELD PROTECTION AND ILLEGALITY................................  26
     --------------------------------------
     3.1  Taxes............................................................  26
          -----
     3.2  Illegality.......................................................  27
          ----------
     3.3  Increased Costs and Reduction of Return..........................  28
          ---------------------------------------
     3.4  Funding Losses...................................................  29
          --------------
     3.5  Inability to Determine Rates.....................................  29
          ----------------------------
     3.6  Certificates of Banks............................................  29
          ---------------------
     3.7  Substitution of Banks............................................  29
          ---------------------
     3.8  Survival.........................................................  30
          --------

4.   CONDITIONS PRECEDENT..................................................  30
     --------------------
     4.1  Conditions of Initial Loans......................................  30
          ---------------------------
     4.2  Conditions to All Borrowings.....................................  31
          ----------------------------
          (a)     Notice...................................................  31
                  ------

          (b)    Continuation of Representations and Warranties....................................  31
                 ----------------------------------------------
          (c)    No Existing Default...............................................................  31
                 -------------------

5.   REPRESENTATIONS AND WARRANTIES................................................................  31
     ------------------------------
     5.1  Corporate Existence and Good Standing....................................................  31
          -------------------------------------
     5.2  Corporate Power; Consent; Absence of Conflict with Other Agreements......................  32
          -------------------------------------------------------------------
     5.3  Title to Properties......................................................................  32
          -------------------
     5.4  Financial Statements.....................................................................  32
          --------------------
     5.5  Holding Company and Investment Company Acts..............................................  33
          -------------------------------------------
     5.6  Litigation...............................................................................  33
          ----------
     5.7  No Materially Adverse Contracts..........................................................  33
          -------------------------------
     5.8  Compliance with Other Instruments; Laws..................................................  33
          ---------------------------------------
     5.9  Taxes....................................................................................  33
          -----
     5.10 No Default...............................................................................  34
          ----------
     5.11 Use of Proceeds..........................................................................  34
          ---------------
     5.12 ERISA....................................................................................  34
          -----
     5.13 Licenses and Approval....................................................................  34
          ---------------------
     5.14 Condition of Assets......................................................................  34
          -------------------
     5.15 Subsidiaries.............................................................................  34
          ------------
     5.16 Full Disclosure..........................................................................  34
          ---------------

6.   AFFIRMATIVE COVENANTS.........................................................................  35
     ---------------------
     6.1  Punctual Payment.........................................................................  35
          ----------------
     6.2  Financial Statements.....................................................................  35
          --------------------
     6.3  Notification of Defaults and Event of Default............................................  36
          ---------------------------------------------
     6.4  Conduct of Business......................................................................  36
          -------------------
     6.5  Taxes....................................................................................  36
          -----
     6.6  Maintenance of Properties................................................................  37
          -------------------------
     6.7  Maintenance of Insurance.................................................................  37
          ------------------------
     6.8  Records and Accounts.....................................................................  37
          --------------------
     6.9  Inspection...............................................................................  37
          ----------
     6.10 Notice of Litigation.....................................................................  37
          --------------------
     6.11 Pension Plan.............................................................................  38
          ------------
     6.12 Depreciation Schedule....................................................................  38
          ---------------------
     6.13 Perform Obligations......................................................................  39
          -------------------
     6.14 Comply with ERISA........................................................................  39
          -----------------
     6.15 Environmental Compliance.................................................................  39
          ------------------------
     6.16 Debt Rating..............................................................................  39
          -----------

7.   CERTAIN NEGATIVE COVENANTS....................................................................  39
     --------------------------
     7.1  Liens....................................................................................  39
          -----
     7.2  Maximum Secured Equipment Indebtedness of Company........................................  40
          -------------------------------------------------
     7.3  Maximum Equipment Indebtedness...........................................................  41
          ------------------------------
     7.4  Consolidated Leverage Ratio..............................................................  41
          ---------------------------
     7.5  Consolidated Cash Flow Coverage Ratio....................................................  41
          -------------------------------------

     7.6   Investments in the Parent.......................................  41
           -------------------------
     7.7   Mergers, Acquisitions, etc......................................  41
           --------------------------
     7.8   Changes in Business.............................................  43
           -------------------
     7.9   ERISA...........................................................  43
           -----

8.   EVENTS OF DEFAULT; ACCELERATION.......................................  43
     -------------------------------

9.   NOTICE AND WAIVERS OF DEFAULT.........................................  44
     -----------------------------
     9.1   Notice of Default...............................................  44
           -----------------
     9.2   Waivers of Default..............................................  44
           ------------------

10.  REMEDIES ON DEFAULT...................................................  45
     -------------------
     10.1  Rights of Banks.................................................  45
           ---------------
     10.2  Set-off; Sharing................................................  45
           ----------------
           (a)    Set-off..................................................  45
                  -------
           (b)    Sharing..................................................  45
                  -------

11.  THE ADMINISTRATIVE AGENT..............................................  46
     ------------------------
     11.1  Appointment and Authorization...................................  46
           -----------------------------
     11.2  Delegation of Duties............................................  46
           --------------------
     11.3  Liability of Administrative Agent...............................  46
           ---------------------------------
     11.4  Reliance by Administrative Agent................................  47
           --------------------------------
     11.5  Notice of Default...............................................  47
           -----------------
     11.6  Credit Decision.................................................  48
           ---------------
     11.7  Indemnification of Administrative Agent.........................  48
           ---------------------------------------
     11.8  Agents in Individual Capacity...................................  48
           -----------------------------
     11.9  Successor Administrative Agent..................................  49
           ------------------------------
     11.10 Withholding Tax.................................................  49
           ---------------
     11.11 Syndication Agent and Documentation Agent.......................  50
           -----------------------------------------

12.  ASSIGNMENT; PARTICIPATION.............................................  50
     -------------------------
     12.1  Assignments.....................................................  50
           -----------
     12.2  Participations..................................................  51
           --------------

13.  CONSENT TO JURISDICTION; WAIVER OF TRIAL BY JURY......................  52
     ------------------------------------------------

14.  BINDING ACT...........................................................  53
     -----------

15.  FEES AND EXPENSES; INDEMNITY..........................................  53
     ----------------------------
     15.1  Costs and Expenses..............................................  53
           ------------------
     15.2  Company Indemnification.........................................  53
           -----------------------

16.  REMEDIES CUMULATIVE...................................................  54
     -------------------

17.  FURTHER ASSURANCES....................................................  54
     ------------------

18.  SURVIVAL OF COVENANTS.................................................  54
     ---------------------

19.  SEVERABILITY..........................................................  55
     ------------

20.  NOTICE................................................................  55
     ------

21.  GOVERNING LAW.........................................................  56
     -------------

22.  MISCELLANEOUS.........................................................  56
     -------------

23.  ENTIRE AGREEMENT......................................................  56
     ----------------

24.  CONSENTS, AMENDMENTS AND WAIVERS......................................  57
     --------------------------------

25.  OPTIONAL INCREASE IN COMMITMENTS......................................  57
     --------------------------------


                          JOINDER BY XTRA CORPORATION
                          ---------------------------

                                   EXHIBITS
                                   --------


     EXHIBIT A           Form of Promissory Note

     EXHIBIT B           Form of Notice of Borrowing

     EXHIBIT C           Form of Notice of Conversion/Continuation

     EXHIBIT D           List of Closing Documents

     EXHIBIT E           Form of Compliance Certificate

     EXHIBIT F           Form of Assignment and Acceptance Agreement

     EXHIBIT G           Form of Request for Increase in Aggregate Commitment

     EXHIBIT H           Form of Guaranty

     EXHIBIT I           Form of Swing Line Note

     EXHIBIT J           Form of Swing Line Loan Notice

                                   SCHEDULES
                                   ---------


     Schedule 1.1(A)     Applicable Margin; Non-Use Fee; Utilization Fee

     Schedule 1.1(B)     Commitments and Pro Rata Shares

     Schedule 5.12       Plans

     Schedule 5.15       Subsidiaries

     Schedule 6.12       Depreciation Schedule

     Schedule 20         Eurodollar and Domestic Lending Offices; Addresses for
                         Notices

                           FIVE-YEAR CREDIT AGREEMENT
                           --------------------------


     This FIVE-YEAR CREDIT AGREEMENT ("Agreement") is entered into as of
                                       ---------
September 28, 2000, among XTRA, INC., a Maine corporation (the "Company"), each
                                                                -------
lender from time to time party hereto (collectively, the "Banks" and
                                                          -----
individually, a "Bank"), and BANK OF AMERICA, N.A., as Administrative Agent and
                 ----
Swing Line Lender.

     WHEREAS, the Company has requested that the Banks provide a revolving credit facility, and the Banks are willing to do so on the terms and conditions set forth herein;

     WHEREAS, XTRA Corporation, a Delaware corporation, has agreed to execute and deliver a guaranty of payment relating to the revolving credit facility as more fully set forth herein;

     NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

 1.  DEFINITIONS.
     -----------

     1.1 Defined Terms.  The following terms have the following meanings:
         -------------

     "Acquired Equipment Indebtedness" means, with respect to any specified
      -------------------------------
Person, all Secured Equipment Indebtedness of such specified Person that was incurred by another Person either (a) prior to the acquisition by such specified Person of the Transportation Equipment, or leases thereof, securing such Secured Equipment Indebtedness, or (b) prior to the acquisition by such specified Person of the obligor with respect to such Secured Equipment Indebtedness (but, in each case, only to the extent that at the time of such acquisition, such Secured Equipment Indebtedness does not exceed the fair value of the Transportation Equipment, or leases thereof, securing such Indebtedness). "Acquired Equipment Indebtedness" shall also include all extensions, renewals and refinancings of such Secured Equipment Indebtedness, but, in each case, only to the extent that the principal amount thereof does not exceed the outstanding principal amount of such Secured Equipment Indebtedness immediately prior to such extension, renewal or refinancing.

     "Adjusted Base Rate" means, for any day, an interest rate per annum equal
      ------------------
to the sum of (a) the Base Rate and (b) the Applicable Margin, in each case for such day.

     "Adjusted Eurodollar Rate" means, for any day during any Interest Period,
      ------------------------
with respect to Eurodollar Loans comprising part of the same Borrowing, a rate of interest per annum equal to the sum of (a) the Eurodollar Rate in effect for such Interest Period, (b) the Reserve Charge in effect for such day, and (c) the Applicable Margin in effect for such day.

     "Administrative Agent" means Bank of America, in its capacity as
      --------------------
administrative agent for the Banks hereunder, and any successor administrative agent appointed pursuant to Section 11.9.

     "Administrative Agent-Related Persons" means Bank of America and any
      ------------------------------------
successor agent appointed pursuant to Section 11.9, together with their respective affiliates (including, in the case of Bank of America, the Arranger), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and affiliates.

     "Administrative Agent's Payment Office" means the address for payments set
      -------------------------------------
forth on Schedule 20 in relation to the Administrative Agent, or such other address as the Administrative Agent may from time to time specify hereunder.

     "Affected Bank" has the meaning specified in Section 3.7.
      -------------

     "Agents" means, collectively, the Administrative Agent, the Syndication
      ------
Agent and the Documentation Agent.

     "Agreement" means this Credit Agreement.
      ---------

     "Applicable Margin" means, for any day with respect to any Revolving Loan,
      -----------------
the respective percentages set forth on Schedule 1.1(A) corresponding to the Type of such Loan and the higher on such day of the Company's Debt Ratings; provided, that if, at any time, neither of the Rating Agencies rates the Company's long-term senior unsecured debt, then the respective percentages set forth in Column V of Schedule 1.1(A) shall be used to determine the Applicable Margin. Notwithstanding the foregoing, at any time that the Company's Debt Ratings differ by more than one level, then the rating level that is one level higher than the lower Debt Rating shall apply. Initially, the Applicable Margin shall be determined based upon the respective percentages set forth in Column II of Schedule 1.1(A). Thereafter, any change in the Applicable Margin resulting from a change in a rating of the Company's Debt Rating shall become effective one Business Day after the effective date of such change.

     "Arranger" means Banc of America Securities LLC, a Delaware limited
      --------
liability company.

     "Assignee" has the meaning specified in subsection 12.1(a).
      --------

     "Assignment and Acceptance" has the meaning specified in subsection
      -------------------------
12.1(a).

     "Attorney Costs" means and includes all reasonable fees and disbursements
      --------------
of any law firm or other external counsel, the reasonable allocated cost of internal legal services and all reasonable disbursements of internal counsel.

     "Bank of America" means Bank of America, N.A., a national banking
      ---------------
association.

     "Balance Sheet Date" means September 30, 1999.
      ------------------

     "Bank" means each of the financial institutions listed on the signature
      ----
pages hereto and each other financial institution which from time to time becomes a party hereto pursuant to subsection 12.1(a) and, as the context requires, the Swing Line Lender.

     "Base Rate" means, for any day, a fluctuating rate per annum equal to the
      ---------
higher of: (a) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its "prime rate"; and (b) 0.50% above the Federal Funds Rate for such day. The "prime rate" is a rate set by Bank of America based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in the prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

     "Base Rate Loan" means a Loan that bears interest based on the Adjusted
      --------------
Base Rate.

     "Borrowing" means, as the context may require, a borrowing under Section 2
      ---------
consisting of (a)(i) Revolving Loans of the same Type (and in the case of Eurodollar Loans, having the same Interest Period) made to the Company on the same day by the Banks, or (ii) one or more Borrowings of Revolving Loans converted or continued by the Company under Section 2 on the same day into a Borrowing of Revolving Loans of the same Type (and in the case of Eurodollar Loans, having the same Interest Period) or (b) Swing Line Loans.

     "Borrowing Date" means, with respect to a Borrowing, the day on which such
      --------------
Borrowing occurs.

     "Business Day" means any day on which commercial banking institutions in
      ------------
Boston, Massachusetts; Dallas, Texas; Chicago, Illinois; and New York, New York, are each open for the transaction of banking business; and, if the applicable Business Day relates to any Eurodollar Loan, means such a day on which dealings in Dollar deposits are conducted by and between banks in the applicable offshore Dollar interbank market.

     "Capital Adequacy Regulation" means any guideline, request or directive of
      ---------------------------
any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

     "Capitalized Lease" means any lease with respect to which the obligations
      -----------------
of the lessee thereunder are required to be capitalized and included in determining total liabilities of such lessee, in accordance with Financial Accounting Standard No. 13 of the Financial Accounting Standards Board as in effect on the Balance Sheet Date.

     "Cash" means, with respect to any Person, cash and cash equivalents of such
      ----
Person, in each case as determined in accordance with GAAP.

     "Cash Flow" means, for any period, the sum of (a) Cash Flow From Continuing
      ---------
Operations for such period, (b) Interest Charges for such period, and (c) payments in respect of Lease Obligations (other than any such payments in respect of obligations under Capitalized Leases) for such period, all as determined in accordance with GAAP.

     "Cash Flow From Continuing Operations" means, for any period (a) cash flow
      ------------------------------------
from continuing operations for such period minus (b) the aggregate amount of the cash portion of all charges as extraordinary items of expense (if any) made during such period, all determined in accordance with GAAP.

     "Cash Requirements" means, for any period, the sum of (a) Interest Charges
      -----------------
(excluding imputed interest, accrued original issue discount and interest payable in kind) for such period, (b) payments (excluding optional prepayments) due and payable in respect of Lease Obligations (other than such Obligations under Capitalized Leases) for such period, and (c) scheduled payments of principal on long-term Indebtedness (including current maturities of long-term Indebtedness) due and payable pursuant to any document relating to the borrowing of money or the obtaining of credit (including any such principal payments in respect of Lease Obligations under Capitalized Leases) for such period, all as determined in accordance with GAAP.

     "Change of Control" means (a) the acquisition by any Person of beneficial
      -----------------
ownership (within the meaning of the Securities Exchange Act of 1934 and the rules thereunder as in effect on the date hereof of the Securities and Exchange Commission) of 50% or more of the outstanding common stock of the Parent entitled to vote generally in the election of directors; or (b) individuals who, as of the date hereof, constitute the Board of Directors of the Parent (the "Incumbent Board") cease for any reason to constitute at least a majority of
----------------
such board; provided, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Parent's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board.

     "Change of Control Prepayment Date" has the meaning specified in subsection
      ---------------------------------
2.6(b).

     "Closing Date" means the date on which all conditions precedent set forth
      ------------
in Section 4.1 are satisfied or waived by all Banks (or, in the case of subsection 4.1(c), by the Person entitled to receive such payment) and the initial Loans are made hereunder.

     "Code" means the Internal Revenue Code of 1986.
      ----

     "Collateral Trustee" has the meaning specified in Section 7.1.
      ------------------

     "Commitment" means an amount equal to ONE HUNDRED SIXTY-TWO MILLION AND
      ----------
NO/100THS DOLLARS ($162,000,000), as such amount may be reduced from time to time pursuant to Section 2.5 and increased pursuant to Section 25.

     "Company" means XTRA, Inc., a Maine corporation.
      -------

     "Compliance Certificate" has the meaning specified in subsection 6.2(a).
      ----------------------

     "Consolidated" or "consolidated" means, with reference to each such term,
      ------------      ------------
that term as applied to the accounts of the Person in question and its Subsidiaries consolidated in accordance with GAAP, after eliminating all intercompany items.

     "Controlled Group"  means, collectively, all members of a controlled group
      ----------------
of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Company, are treated as a single employer under Section 414(b), 414(c) or 414(m) of the Code and Section 4001(a)(2) of ERISA.

     "Conversion/Continuation Date" means any date on which, under Section 2.4,
      ----------------------------
the Company (a) converts Revolving Loans of one Type to another Type, or (b) continues as Revolving Loans of the same Type, but with a new Interest Period, Revolving Loans having Interest Periods expiring on such date.

     "Debt Rating" means the respective ratings assigned to the Company's long-
      -----------
term senior unsecured debt by the Rating Agencies.

     "Default" means any event or circumstance which, with the giving of notice,
      -------
the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default.

     "Documentation Agent" means Bank One, NA (Main Office Chicago), a national
      -------------------
banking association, in its capacity as documentation agent for the Banks hereunder.

     "Eligible Assignee" means (a) a commercial bank organized under the laws of
      -----------------
the United States, or any state thereof, and having a combined capital and surplus of at least $100,000,000; (b) a commercial bank organized under the laws of any other country which (unless the Company shall otherwise consent thereto) is a member of the Organization for Economic Cooperation and Development, or a political subdivision of any such country, and having a combined capital and surplus of at least $100,000,000, provided that such bank is acting through a branch or agency located in the United States; and (c) a Person that is primarily engaged in the business of commercial banking and that is (i) a Subsidiary of a Bank, (ii) a Subsidiary of a Person of which a Bank is a Subsidiary, or (iii) a Person of which a Bank is a Subsidiary.

     "Environmental Matter" means a release of any Hazardous Material into the
      --------------------
environment or the generation, treatment, storage or disposal of any Hazardous Material.

     "Environmental Laws" means, collectively, all environmental, health and
      ------------------
safety laws, regulations, resolutions, and ordinances applicable to the Company or any of its Subsidiaries or any of their respective assets or properties, including: (a) all regulations, resolutions, ordinances, decrees, and other similar documents and instruments of all courts and Governmental Authorities, whether issued by environmental regulatory agencies or otherwise, and (b) all laws, regulations, resolutions, ordinances and decrees relating to Environmental Matters.

     "Environmental Liability" means any liability under any applicable law for
      -----------------------
any release of a Hazardous Material caused by the seeping, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing of Hazardous Material into the environment, and any liability for the costs of any clean-up or other remedial action, including costs arising out of security fencing, alternative water supplies, temporary evacuation and housing and other emergency assistance undertaken by any environmental regulatory body having jurisdiction over the Company or any of its Subsidiaries to prevent or minimize any actual or threatened release by the Company or any of its Subsidiaries of any Hazardous Material into the environment.

     "Environmental Proceeding" means any judgment, action, proceeding or
      ------------------------
investigation pending before any court or Governmental Authority, including, any environmental regulatory body, with respect to or threatened against or affecting the Company or any of its Subsidiaries or relating to the assets or liabilities of any of them, including, in respect of any "facility" owned, leased or operated by any of them under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or under any state, local or municipal statute, ordinance or regulation in respect thereof, in connection with any release of any Hazardous Material into the environment, or with the generation, storage or disposal of any Hazardous Material.

     "Equipment Indebtedness" means, with respect to any Person, (a) all
      ----------------------
Indebtedness of such Person minus (b) Indebtedness of such Person secured by a lien on all or any part of the real property (including improvements thereon) owned by such Person; provided, that Indebtedness of such Person described in clause (b) above shall be excluded only to the extent that the amount of such Indebtedness does not exceed the greater of the cost or appraised value of the real property and improvements securing such Indebtedness, at the time such Indebtedness was incurred.

     "ERISA" means the Employee Retirement Income Security Act of 1974.
      -----

     "Eurodollar Loan" means a Revolving Loan that bears interest based on the
      ---------------
Adjusted Eurodollar Rate.

     "Eurodollar Rate" means, for any Interest Period, with respect to
      ---------------
Eurodollar Loans comprising part of the same Borrowing:

          (a) the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate that appears on the page of the Telerate screen (or any successor thereto) that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

          (b) if the rate referenced in the preceding subsection (a) does not appear on such page or service or such page or service shall cease to be available, the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

          (c) if the rates referenced in the preceding subsections (a) and (b) are not available, the rate per annum determined by the Administrative Agent as the rate of interest (rounded upward to the next 1/100th of 1%) at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Loan being made, continued or converted by Bank of America and with a term equivalent to such Interest Period would be offered by Bank of America's London Branch to major banks in the offshore Dollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period.

     "Event of Default" has the meaning specified in Section 8.
      ----------------

     "Existing Credit Agreement" means that certain Amended and Restated Credit
      -------------------------
Agreement dated as of June 30, 1999 among the Company, Bank of America, as administrative agent, and a syndicate of lenders.

     "Fee Letter" means the letter agreement dated August 7, 2000, among the
      ----------
Company, the Arranger and the Administrative Agent.

     "Federal Funds Rate" means, for any day, the rate per annum (rounded
      ------------------
upwards to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank on the Business Day next succeeding such day; provided that
(a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to Bank of America on such day on such transactions as determined by the Administrative Agent.

     "Foreign Lender" has the meaning specified in Section 11.10.
      --------------

     "FRB" means the Board of Governors of the Federal Reserve System, and any
      ---
Governmental Authority succeeding to any of its principal functions.

     "GAAP" means generally accepted accounting principles which (a) are the
      ----
principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, in effect on the Balance Sheet Date; (b) are such that a certified public accountant would, insofar as the use of accounting principles is pertinent, be in a position to deliver an unqualified opinion as to financial statements in which such principles as in effect on the Balance Sheet Date have been properly applied; and (c) are applied on a basis consistent with prior periods; provided that for purposes of the financial statements required to be delivered pursuant to Section 6.2, and for purposes of Section 6.8, GAAP shall mean generally accepted accounting principles, as in effect from time to time.

     "Governmental Authority" means any nation or government, any state or other
      ----------------------
political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

     "Guaranty" means the Guaranty dated as of the date hereof, executed and
      --------
delivered by the Parent for the benefit of the Agents and the Banks substantially in the form of Exhibit H.

     "Hazardous Material" means any substance (i) the presence of which requires
      ------------------
or may hereafter require notification, investigation or remediation under any federal, state or local statute, regulation, or rule, ordinance, order, action or policy; (ii) which is or becomes defined as a "hazardous waste", "hazardous material" or "hazardous substance" or "controlled industrial waste" or pollutant" or "contaminant" under any present or future federal, state or local statute, regulation, rule or ordinance or amendments thereto, including the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C.
section 9601 et seq.) and any applicable local statutes and the regulations promulgated thereunder; (iii) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and is or becomes regulated by any Governmental Authority; (iv) the presence of which would endanger the public health or the environment; (v) without limitation, which contains gasoline, diesel fuel or other petroleum hydrocarbons or volatile organic compounds; (vi) without limitation, which contains polychlorinated biphenyls (PCBs) or asbestos or urea formaldehyde foam insulation; or (vii) without limitation, which contains or emits radioactive particles, waves or material, including radon gas.

     "Indebtedness" means, with respect to any Person, (a) the principal amount
      ------------
of all indebtedness of such Person (i) for borrowed money, (ii) for the deferred purchase price of property, unless the price thereof was payable in full within twelve months from the date on which the obligation was created, or (iii) evidenced by notes, bonds or other instruments; (b) all Lease Obligations of such Person; and (c) all guaranties and other contingent obligations of such Person in respect of all indebtedness referred to in the foregoing clauses (a) and (b) of any other Person.

     "Indemnified Liabilities" has the meaning specified in Section 15.2.
      -----------------------

     "Indemnified Person" has the meaning specified in Section 15.2.
      ------------------

     "Independent Accountant" means a firm of independent public accountants of
      ----------------------
national reputation selected by the Company or the Parent, as the case may be, which is "independent" as that term is defined in Rule 2-01 of Regulation S-X promulgated by the Securities and Exchange Commission.

     "Interest Charges" means, for any period, all expenses (net of any interest
      ----------------
income earned during such period) accrued for interest (including imputed interest, accrued original issue discount and interest payable in kind) on all Indebtedness for such period (including Indebtedness consisting of Lease Obligations in respect of Capitalized Leases, but excluding Indebtedness consisting of Lease Obligations other than Capitalized Leases), all as determined in accordance with GAAP.

     "Interest Payment Date" means, as to any Loan other than a Base Rate Loan,
      ---------------------
the last day of each Interest Period applicable to such Loan and, as to any Base Rate Loan (including any Swing Line Loan), the last Business Day of each calendar quarter; provided, that if any Interest Period for a Eurodollar Loan exceeds three months, the date that falls three months after the beginning of such Interest Period and after each Interest Payment Date thereafter is also an Interest Payment Date.

     "Interest Period" means, as to any Eurodollar Loan, the period commencing
      ---------------
on the Borrowing Date of such Loan or on the Conversion/Continuation Date on which the Loan is converted into or continued as a Eurodollar Loan, and ending on the date one, two, three or six months thereafter, as selected by the Company in its Notice of Borrowing or Notice of Conversion/Continuation; provided that:

          (i) if any Interest Period would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

          (ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month in which such Interest Period would end) shall end on the last Business Day of the calendar month in question; and

          (iii) no Interest Period for any Revolving Loan shall extend beyond the Termination Date.

     "Investment" means any loans, capital contributions, advances, transfers of
      ----------
assets (other than transfers for fair value as determined by the transferring Person in good faith) and any purchases and other acquisitions for consideration of evidences of Indebtedness, capital stock or other securities. With respect to a parent corporation's investment in a consolidated Subsidiary, "Investment" shall also include any retained earnings of such Subsidiary reflected on the consolidated balance sheet of such parent and its Subsidiaries.

     "IRS" means the Internal Revenue Service, and any Governmental Authority
      ---
succeeding to any of its principal functions.

     "Joinder" means the Joinder attached hereto and made a part hereof made by
      -------
the Parent for the benefit of the Administrative Agent and the Banks.

     "Lease Obligation" means, with respect to any Person, all rental
      ----------------
obligations of such Person under leases of property (other than electronic data processing, computer and similar equipment and leases of real property) either
(a) which are Capitalized Leases, or (b) if not Capitalized Leases, which are leases of equipment which had an initial term of more than three (3) years (including any renewal terms at the option of the lessor thereof). The amount of Lease Obligations shall be equal to the aggregate value of rentals payable (other than rentals consisting of taxes, indemnities, maintenance items, replacements and other similar charges which are in addition to the basic financial rent for the use of the property) by the lessee thereof during the remaining term thereof, including periods of renewal at the option of the lessor, discounted to present value using the lessee's "incremental borrowing rate at the inception of the lease" in accordance with Financial Accounting Standard No. 13 of the Financial Accounting Standards Board in effect on the Balance Sheet Date.

     "Lending Office" means, as to any Bank, the office or offices of such Bank
      --------------
specified as its "Lending Office" or "Domestic Lending Office" or "Eurodollar Lending Office", as the case may be, on Schedule 20, or such other office or offices as such Bank may from time to time notify the Company and the Administrative Agent.

     "Liabilities" means, with respect to any Person at any date as of which the
      -----------
amount thereof shall be determined, an amount equal (without duplication) to (a) all liabilities of such Person determined in accordance with GAAP plus (b) all Indebtedness of such Person plus (c) the aggregate amount of such Person's reimbursement obligations in respect of letters of credit minus (d) the aggregate deferred income tax liability of such Person.

     "Liens" has the meaning assigned to such term in Section 7.1.
      -----

     "Loan" means an extension of credit by a Bank to the Company under Section
      ----
2, including each Revolving Loan and Swing Line Loan, and may be a Base Rate Loan or Eurodollar Loan (each, a "Type" of Loan).
                                  ----

     "Loan Documents" means, collectively, this Agreement, the Notes, the Fee
      --------------
Letter, the Guaranty and such other documents as the parties thereto designate in writing to be Loan Documents.

     "Majority Banks" means, at any time, Banks holding at such time at least
      --------------
51% of the then aggregate unpaid principal amount of the Loans, or, if no such principal amount is then outstanding, Banks then having at least 51% of the Commitments.

     "Material Adverse Effect" means, with respect to any Person, a material
      -----------------------
adverse change in, or a material adverse effect upon, the operations, business, properties or condition (financial or otherwise) of such Person and its Subsidiaries taken as a whole.

     "Moody's" means Moody's Investors Services, Inc. or any successor thereto
      -------
performing the same function.

     "Multi-employer Plan" means a "Multi-employer Plan" as defined in Section
      -------------------
4001(a)(3) of ERISA with respect to which the Company or any other member of a Controlled Group is making, or is obligated to make, contributions or has made, or been obligated to make, contributions.

     "Net Book Value" means, with respect to Transportation Equipment of any
      --------------
Person, (a) in the case of Transportation Equipment owned by such Person and leased by such Person as lessor under leases the rentals from which are carried as a finance lease receivable on the balance sheet of such Person in accordance with GAAP, the sum of (i) the net amounts carried as receivables on the balance sheet of such Person in respect of such leases, and (ii) the residual value of all Transportation Equipment subject to such leases, all computed in accordance with GAAP; (b) in the case of other Transportation Equipment owned by such Person, the initial cost of the Transportation Equipment to such Person as carried on the balance sheet of such Person depreciated by such Person in accordance with GAAP and in accordance with the depreciation schedule for such Transportation Equipment set forth on Schedule 6.12; (c) in the case of Transportation Equipment leased by such Person as lessee under a Capitalized Lease, the amount shown on the asset side of the balance sheet of such Person in accordance with Financial Accounting Standard No. 13 adopted by the Financial Accounting Standards Board, as in effect on the Balance Sheet Date in respect of such Transportation Equipment; and (d) in the case of Transportation Equipment leased by a Person as lessee under a lease which is not a Capitalized Lease but which is included as a Lease Obligation under this Agreement, the amount of such Lease Obligation.

     "Net Worth" means, at any date as of which the amount thereof shall be
      ---------
determined with respect to any Person, the sum of the following amounts which would be set forth on a balance sheet of such Person on such date, in each case as determined in accordance with GAAP: (a) the par value (or values stated on the books of such Person) of the capital stock of all classes of such Person, other than capital stock held in the treasury of such Person, plus (b) the amount of the surplus, whether capital or earned, of such Person, minus (c) the amount which would be carried in the asset side of such balance sheet of such Person in respect of goodwill, trade names, trademarks, patents, unamortized debt issuance expense and other intangibles, minus (d) any increase in the net book value of fixed assets arising from a revaluation thereof after September 30, 1999.

     "Non-Use Fee" has the meaning specified in subsection 2.9(b)(ii).
      -----------

     "Note" means, as the context may require, either a promissory note executed
      ----
by the Company in favor of a Bank, in substantially the form of Exhibit A, or the Swing Line Note.

     "Notice of Borrowing" means a notice in substantially the form of Exhibit
      -------------------
B.

     "Notice of Conversion/Continuation" means a notice in substantially the
      ---------------------------------
form of Exhibit C.

     "Obligations" means all unsatisfied indebtedness, obligations and
      -----------
liabilities of the Company to any Bank, Agent, Indemnified Person or the Swing Line Lender, arising or incurred under this Agreement or in respect of the Loans made or any notes or other instruments at any time evidencing any of the foregoing, whether direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise.

     "Other Taxes" means any present or future stamp or documentary taxes or
      -----------
similar levies which arise from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Documents.

     "Parent" means XTRA Corporation, a Delaware corporation.
      ------

     "Participant" has the meaning specified in Section 12.2.
      -----------

     "PBGC" means the Pension Benefit Guaranty Corporation, created by Section
      ----
4002 of ERISA, and any Governmental Authority succeeding to any of its principal functions under ERISA.

     "Person" means any individual, corporation (including a business trust),
      ------
partnership, trust, unincorporated association, joint stock company or other legal entity or organization and any government or agency or political subdivision thereof.

     "Plan" means, at any time, an employee pension benefit plan as defined in
      ----
Section 3(2) of ERISA (including Multi-employer Plans) that at such time is either: (a) maintained by any member of a Controlled Group, or (b) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which any member of a Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions.

     "Pro Rata Share" means, as to any Bank, the percentage amount (expressed as
      --------------
a decimal, rounded to the ninth decimal place) set forth on Schedule 1.1(B) with respect to such Bank.

     "Purchase Money Equipment Indebtedness" means, with respect to any Person,
      -------------------------------------
all Indebtedness of such Person which is Secured Equipment Indebtedness and which is incurred to finance the purchase of Transportation Equipment if such Indebtedness (a) shall have been incurred within one hundred and eighty (180) days of the acquisition of such Transportation Equipment by the Person whose Purchase Money Equipment Indebtedness is being determined and (b) does not exceed in principal amount the initial cost of such Transportation Equipment and shall include all extensions, renewals and refinancings of such Indebtedness not in excess of the principal amount thereof outstanding immediately prior to such extension, renewal or refinancing. The initial cost of Transportation Equipment may include, in addition to the purchase price thereof and the purchase price of all accessories and equipment installed thereon, all freight, delivery and handling charges, excise, sales and use taxes and all other amounts which may be capitalized and included in the cost of the equipment under GAAP.

     "Rating Agencies" means Moody's and S&P (or any other nationally recognized
      ---------------
rating agency acceptable to the Administrative Agent and the Banks that may be substituted for Moody's or S&P).

     "Requirement of Law" means, as to any Person, any law (statutory or
      ------------------
common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon such Person or any of its assets or to which such Person or any of its assets is subject.

     "Reserve Charge" means, for any day for any Interest Period, with respect
      --------------
to Eurodollar Loans comprising part of the same Borrowing, a percentage amount equal to the difference of (a) a fraction (expressed as a percentage) the numerator of which is the Eurodollar Rate (expressed as a decimal) and the denominator of which is one minus the Reserve Rate, minus (b) the Eurodollar
                            -----                   -----
Rate (as so expressed).

     "Reserve Rate" means, for any day for any Interest Period, the maximum
      ------------
reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day (whether or not applicable to any Bank) under regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities").

     "Revolving Loan" has the meaning specified in subsection 2.1(a).
      --------------

     "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-
      ---
Hill Companies, Inc., or any successor thereto performing the same function.

     "Secured Equipment Indebtedness" means, with respect to any Person, all
      ------------------------------
Indebtedness which is secured by any Lien on the Transportation Equipment of such Person or on leases by such Person of any such Transportation Equipment and includes all Lease Obligations. Transportation Equipment which is subject to a lease or contract which is included as a Lease Obligation is deemed to secure the Indebtedness evidenced thereby.

     "Secured Indebtedness" means, with respect to any Person, all Indebtedness
      --------------------
which is secured by any Lien on any asset of such Person or on any lease by such Person of any such assets, and includes all Lease Obligations of such Person.

     "Subsidiary" of a Person means any corporation, association, partnership,
      ----------
limited liability company, joint venture or other business entity of which more than 50% of the voting stock, membership interests or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by such Person, or one or more of the Subsidiaries of such Person, or a combination thereof.

     "Swing Line" means the revolving credit facility made available to the
      ----------
Company by the Swing Line Lender pursuant to subsection 2.1(b).

     "Swing Line Borrowing" means Borrowing of a Swing Line Loan.
      --------------------

     "Swing Line Lender" means Bank of America in its capacity as provider of
      -----------------
Swing Line Loans, or any successor swing line lender hereunder.

     "Swing Line Loan" has the meaning specified in subsection 2.1(b)(i).
      ---------------

     "Swing Line Note" means a promissory note made by the Company in favor of
      ---------------
the Swing Line Lender evidencing Swing Line Loans made by the Swing Line Lender, substantially in the form of Exhibit I.

     "Swing Line Loan Notice" means a notice of a Swing Line Borrowing pursuant
      ----------------------
to subsection 2.1(b)(ii), which, if in writing, shall be substantially in the form of Exhibit J.

     "Swing Line Rate" means, for any day, an interest rate per annum equal to
      ---------------
the Adjusted Base Rate for such day less the rate that is equal to the applicable Non-Use Fee on such day.

     "Swing Line Sublimit" means an amount equal to the lesser of (a) FIVE
      -------------------
MILLION AND NO/100THS DOLLARS ($5,000,000) and (b) the unutilized portion of the Commitment. The Swing Line Sublimit is part of, and not in addition to, the Commitment.

     "Syndication Agent" means Fleet National Bank, in its capacity as
      -----------------
syndication agent for the Banks hereunder.

     "Taxes" means any and all present or future taxes, levies, imposts,
      -----
deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Bank and the Agents, taxes imposed on such Person's net income and franchise taxes imposed on such Person, except in a jurisdiction in which such Person is not doing any business except making loans to the Company hereunder.

     "Termination Date" means September 27, 2005.
      ----------------

     "Transportation Equipment" means containers, trucks, tractors, trailers,
      ------------------------
chassis, cranes, portable ramps, lifting equipment, railroad rolling stock, modular office units and mobile office trailers, and includes all accessories and attachments thereto.

     "Type" has the meaning specified in the definition of "Loan".
      ----

     "United States" and "U.S." each mean the United States of America.
      -------------       ----

     "Utilization Fee" has the meaning specified in subsection 2.9(b)(i).
      ---------------

     "Welfare Plan" means, with respect to any member of a Controlled Group at
      ------------
any time, an employee welfare benefit plan as defined in Section 3(1) of ERISA that is maintained for the employees of such member at such time.

     "364 Day Agreement" means that certain Credit Agreement dated as of the
      -----------------
date hereof among the Company, the Administrative Agent and the other lenders from time to time parties thereto.

     "364 Day Commitment" means the Commitment under (and as defined in) the 364
      ------------------
Day Agreement.

     "364 Day Loans" means Loans under (and as defined in) the 364 Day
      -------------
Agreement.

      1.2 Other Interpretive Provisions.
          -----------------------------

     (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

     (b) The words "hereof", "herein", "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and subsection, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

     (c)  (i)    The term "documents" includes any and all instruments,
documents, agreements, certificates, indentures, notices and other writings, however evidenced.

          (ii) The term "including" is not limiting and means "including without limitation".

          (iii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including".

     (d) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all exhibits and schedules thereto, subsequent amendments, restatements and other modifications thereof, and supplements thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

     (e) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

     (f) This Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms.

     (g) This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by respective counsel to the Agents, the Banks and the Company and are the products of all parties. Accordingly, they shall not be construed against any Agent or Bank merely because of such Person's involvement in their preparation.

     (h) As used in the definition of the term "Applicable Margin" and Section 2.9, the term "rating" shall include "preliminary" or "indicative" senior debt ratings or their equivalents.

     1.3 Accounting Principles.  Unless the context otherwise clearly requires,
         ---------------------
all accounting terms not expressly defined herein shall be construed, and all financial computations required under this Agreement shall be made, in accordance with GAAP.

2.   THE CREDIT FACILITIES.
     ---------------------

     2.1 Amounts and Terms of Commitments.
         --------------------------------

     (a) The Revolving Credit.  Each Bank severally agrees, on the terms and
         --------------------
conditions set forth herein, upon request of the Company to make loans to the Company (each such loan, a "Revolving Loan") from time to time on any Business Day during the period from the Closing Date to the Termination Date, in an aggregate outstanding amount not to exceed at any time such Bank's Pro Rata Share of the Commitment; provided, that, after giving effect to any Borrowing of Revolving Loans, the aggregate outstanding amount of the Revolving Loans plus the aggregate outstanding amount of Swing Line Loans shall not exceed the Commitment in effect at such time. Within the limits of each Bank's Pro Rata Share of the Commitment, and subject to the other terms and conditions hereof, the Company may borrow under this subsection 2.1(a), prepay under Section 2.6 and reborrow under this subsection 2.1(a).

     (b) Swing Line Loans.
         ----------------

         (i) The Swing Line.  Subject to the terms and conditions set forth
             --------------
herein, the Swing Line Lender agrees to make loans (each such loan, a "Swing Line Loan") to the Company from time to time on any Business Day during the period from the Closing Date to the Termination Date in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the outstanding amount of Revolving Loans of the Swing Line Lender in its capacity as a Bank, may exceed its Pro Rata Share of the Commitment; provided, that after giving effect to any Swing Line Loan, (A) the aggregate outstanding amount of all Loans shall not exceed the Commitment, and (B) the aggregate outstanding amount of the Loans of any Bank, plus such Bank's Pro Rata Share of the
                                 ----
outstanding amount of all Swing Line Loans shall not exceed such Bank's Pro Rata Share of the Commitment, and provided, further, that the Swing Line Lender shall not make any Swing Line Loan to refinance an outstanding Swing Line Loan.
Within the foregoing limits, and subject to the other terms and conditions hereof, the Company may borrow under this subsection 2.1(b)(i), prepay under
Section 2.6, and reborrow under this subsection 2.1(b)(i); provided, that the Swing Line Lender may terminate or suspend the Swing Line at any time in its sole discretion upon notice to the Company. Each Swing Line Loan shall be a Base Rate Loan. Immediately upon the making of a Swing Line Loan, each Bank shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such
                                                   -----
Bank's Pro Rata Share times the amount of such Swing Line Loan.

          (ii)   Borrowing Procedures.  Unless the Swing Line Lender has
                 --------------------
notified the Company that the Swing Line has been terminated or suspended as provided in subsection 2.1(b)(i), each Swing Line Borrowing shall be made upon the Company's irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by telephone. Each such notice must be received by the Swing Line Lender and the Administrative Agent not later than 12:00 noon (Dallas time), on the requested Borrowing Date, and shall specify (A) the amount to be borrowed, which shall be in a minimum amount of $500,000 or any multiple of $100,000 in excess thereof, and (B) the requested Borrowing Date, which shall be a Business Day. Each such telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a written Swing Line Loan Notice, appropriately completed and signed by a responsible officer of the Company. Promptly after receipt by the Swing Line Lender of any telephonic Swing Line Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any
Bank) prior to 1:00 p.m. (Dallas time), on the date of the proposed Swing Line Borrowing (x) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the first proviso to the first sentence of subsection 2.1(b)(i), or (y) that one or more of the applicable conditions specified in Section 4 is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 2:00 p.m. (Dallas time), on the Borrowing Date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Company in immediately available funds.

          (iii)  Refinancing of Swing Line Loans.
                 -------------------------------

                 (A) The Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of the Company (which hereby irrevocably requests the Swing Line Lender to act on its behalf), that each Bank make a Base Rate Loan in an amount equal to such Bank's Pro Rata Share of the amount of Swing Line Loans then outstanding. Such request shall be made in accordance with the requirements of Section 2.3, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the Commitment and the conditions set forth in Section 4.2. The Swing Line Lender shall furnish the Company with a copy of the applicable Notice of Borrowing promptly after delivering such notice to the Administrative Agent. Each Bank shall make an amount equal to its Pro Rata Share of the amount specified in such Notice of Borrowing, available to the Administrative Agent in immediately available funds for the account of the Swing Line Lender at the Administrative Agent's Office not later than 12:00 noon (Dallas time), on the day specified in such Notice of Borrowing, whereupon, subject to subsection 2.1(b)(iii)(B), each Bank that so makes funds available shall be deemed to have made a Base Rate Loan to the Company in such amount.
The Administrative Agent shall remit the funds so received to the Swing Line Lender.

               (B) If for any reason any Borrowing cannot be requested in accordance with subsection 2.1(b)(iii)(A) or any Swing Line Loan cannot be refinanced by such a Borrowing, the Notice of Borrowing submitted by the Swing Line Lender shall be deemed to be a request by the Swing Line Lender that each of the Banks fund its participation in the relevant Swing Line Loan and each Bank's payment to the Administrative Agent for the account of the Swing Line Lender pursuant to subsection 2.1(b)(iii)(A) shall be deemed payment in respect of such participation.

               (C) If any Bank fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Bank pursuant to the foregoing provisions of this subsection 2.1(b)(iii) by the time specified in subsection 2.1(b)(iii)(A), the Swing Line Lender shall be entitled to recover from such Bank (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the Federal Funds Rate from time to time in effect. A certificate of the Swing Line Lender submitted to any Bank (through the Administrative Agent) with respect to any amounts owing under this clause (C) shall be conclusive absent manifest error.

               (D) Each Bank's obligation to make Loans or to purchase and fund participations in Swing Line Loans pursuant to this subsection 2.1(b)(iii) shall be absolute and unconditional and shall not be affected by any circumstance, including (x) any set-off, counterclaim, recoupment, defense or other right which such Bank may have against the Swing Line Lender, the Company or any other Person for any reason whatsoever, (y) the occurrence or continuance of a Default or Event of Default, or (z) any other occurrence, event or condition, whether or not similar to any of the foregoing. Any such purchase of participations shall not relieve or otherwise impair the obligation of the Company to repay Swing Line Loans, together with interest as provided herein.

          (iv) Repayment of Participations.
               ---------------------------

               (A) At any time after any Bank has purchased and funded a participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Bank its Pro Rata Share of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Bank's participation was outstanding and funded) in the same funds as those received by the Swing Line Lender.

               (B) If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender, each Bank shall pay to the Swing Line Lender its Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate. The Administrative Agent will make such demand upon the request of the Swing Line Lender.

          (v)  Interest for Account of Swing Line Lender.  The Swing Line Lender
               -----------------------------------------
shall be responsible for invoicing the Company for interest on the Swing Line Loans. Until each Bank funds its Base Rate Loan or participation pursuant to this subsection 2.1(b) to refinance such Bank's Pro Rata Share of any Swing Line Loan, interest in respect of such Pro Rata Share shall be solely for the account of the Swing Line Lender.

          (vi) Payments Directly to Swing Line Lender.  The Company shall make
               --------------------------------------
all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender.

     2.2  Notes.  The Revolving Loans made by each Bank shall be evidenced by
          -----
one or more Notes and the Swing Line Loans made by the Swing Line Lender shall be evidenced by the Swing Line Note. Each Bank shall record in its records or, at its option, endorse on the schedules annexed to its Note(s), the date, amount and maturity of each Loan made by it and the amount of each payment of principal made by the Company with respect thereto. Each Bank is irrevocably authorized by the Company to endorse its Note(s) and each Bank's record shall be rebuttable presumptive evidence of the principal amount owing and unpaid on such Note(s); provided, that the failure of a Bank to make, or an error in making, a notation thereon with respect to any Loan shall not limit or otherwise affect the obligations of the Company hereunder or under any such Note to such Bank.

     2.3  Procedure for Borrowing.
          -----------------------

     (a) Each Borrowing (other than a Swing Line Borrowing), including any Borrowing on the Closing Date, shall be made upon the Company's irrevocable written notice delivered to the Administrative Agent in the form of a Notice of Borrowing, which notice must be received by the Administrative Agent prior to 11:00 a.m. (Dallas time), (i) three Business Days prior to the requested Borrowing Date, in the case of Eurodollar Loans; and (ii) on the requested Borrowing Date, in the case of Base Rate Loans, specifying:

          (A) the amount of the Borrowing, which shall be in an aggregate minimum amount of $5,000,000 or any multiple of $1,000,000 in excess thereof;

          (B)  the requested Borrowing Date, which shall be a Business Day;

          (C)  the Type of Loans comprising the Borrowing; and

          (D) the duration of the Interest Period applicable to any Eurodollar Loans included in such notice. If the Notice of Borrowing fails to specify the duration of the Interest Period for any Borrowing comprised of Eurodollar Loans, such Interest Period shall be one month.

     (b) The Administrative Agent will promptly notify each Bank of its receipt of any Notice of Borrowing and of the amount of such Bank's Pro Rata Share of that Borrowing.

     (c) Each Bank will make the amount of its Pro Rata Share of each Borrowing available to the Administrative Agent for the account of the Company at the Administrative Agent's Payment Office by 1:00 p.m. (Dallas time) on the Borrowing Date requested by the Company in funds immediately available to the Administrative Agent. The proceeds of all such Loans will then be made available to the Company by the Administrative Agent by wire transfer in accordance with written instructions provided to the Administrative Agent by the Company of like funds as received by the Administrative Agent.

     (d)  After giving effect to any Borrowing, there may not be more than ten
(10) different Interest Periods in effect.

     2.4  Conversion and Continuation Elections.
          -------------------------------------

     (a) The Company may, upon irrevocable written notice to the Administrative Agent in accordance with subsection 2.4(b):

          (i) elect, as of any Business Day, in the case of Base Rate Loans, or as of the last day of the applicable Interest Period, in the case of Eurodollar Loans, to convert any such Loans (or any part thereof in an amount not less than $5,000,000, or that is in an integral multiple of $1,000,000 in excess thereof) into Loans of the other Type; or

          (ii) elect, as of the last day of the applicable Interest Period, to continue as Eurodollar Loans for another Interest Period any Eurodollar Loans having Interest Periods expiring on such day (or any part thereof in an amount not less than $5,000,000, or that is in an integral multiple of $1,000,000 in excess thereof);

provided, that if at any time the aggregate amount of Eurodollar Loans in respect of any Borrowing is reduced, by payment, prepayment, or conversion of part thereof to less than $1,000,000, such Eurodollar Loans shall automatically convert into Base Rate Loans, and on and after such date the right of the Company to continue such Loans as, and convert such Loans into, Eurodollar Loans, as the case may be, shall terminate.

     (b) The Company shall deliver a Notice of Conversion/Continuation to be received by the Administrative Agent not later than 11:00 a.m. (Dallas time) at least (i) three Business Days in advance of the Conversion/Continuation Date, if the Loans are to be converted into or continued as Eurodollar Loans; and (ii) on the Conversion/Continuation Date, if the Loans are to be converted into Base Rate Loans, specifying:

          (i)    the proposed Conversion/Continuation Date;

          (ii)   the aggregate amount of Loans to be converted or continued;

          (iii) the Type of Loans resulting from the proposed conversion or continuation; and

          (iv) other than in the case of conversions into Base Rate Loans, the duration of the requested Interest Period.

     (c) If upon the expiration of any Interest Period applicable to Eurodollar Loans, the Company has failed to select timely a new Interest Period to be applicable to such Loans, or if any Default or Event of Default then exists, the Company shall be deemed to have elected to convert such Loans into Base Rate Loans effective as of the expiration date of such Interest Period.

     (d) The Administrative Agent will promptly notify each Bank of its receipt of a Notice of Conversion/Continuation, or, if no timely notice is provided by the Company, the Administrative Agent will promptly notify each Bank of the details of any automatic conversion. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Loans held by each Bank with respect to which the notice was given.

     (e) Unless the Majority Banks otherwise agree, during the existence of a Default or Event of Default, the Company may not elect to have a Loan converted into or continued as a Eurodollar Loan.

     (f) After giving effect to any conversion or continuation of Loans, there may not be more than ten (10) different Interest Periods in effect.

     2.5  Voluntary Termination or Reduction of Commitment.  The Company may,
          ------------------------------------------------
upon not less than five Business Days' prior notice to the Administrative Agent (which shall promptly notify each Bank thereof), terminate the Commitment, or permanently reduce the Commitment by an aggregate minimum amount of $5,000,000 or any multiple of $1,000,000 in excess thereof; unless, after giving effect thereto and to any prepayments of Revolving Loans and Swing Line Loans made on the effective date thereof, the then-outstanding principal amount of the Revolving Loans and Swing Line Loans would exceed the amount of the Commitment then in effect. Once reduced in accordance with this Section 2.5, the Commitment may not be increased. Any reduction of the Commitment shall be applied to each Bank according to its Pro Rata Share. All Non-Use Fees and Utilization Fees accrued until the effective date of any reduction or termination of the Commitment shall be paid on such date.

     2.6  Prepayments.
          -----------

     (a)  Optional Prepayments.
          --------------------

          (i) Subject to Section 3, the Company may, at any time or from time to time, upon not less than (x) in the case of Base Rate Loans, one Business Day's irrevocable notice to the Administrative Agent, and (y) in the case of Eurodollar Loans, three Business Days' irrevocable notice to the Administrative Agent (which shall in each case promptly notify each Bank thereof), ratably prepay Loans in whole or in part, in minimum amounts of $1,000,000 or any multiple of $100,000 in excess thereof. Such notice of prepayment shall specify the date and amount of such prepayment, and the Type(s) of Loans to be prepaid. The Administrative Agent will promptly notify each Bank of its receipt of any such notice, and of such Bank's Pro Rata

Share of such prepayment. If such notice is given by the Company, the Company shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together, if such prepayment is a prepayment of Eurodollar Loans, with accrued interest to each such date on the amount prepaid and any amounts required pursuant to Section 3.

          (ii) Subject to Section 3, the Company may, at any time or from time to time, upon irrevocable notice received by the Swing Line Lender not later than 12:00 noon (Dallas time) on the date of prepayment (with a copy of such notice to the Administrative Agent), prepay Swing Line Loans in whole or in part, in minimum amounts of $500,000 or any multiple of $100,000 in excess thereof. Such notice of prepayment shall specify the date and amount of such prepayment. If such notice is given by the Company, the Company shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to such date on the amount prepaid and any amount required pursuant to Section 3.

     (b)  Mandatory Prepayment Upon Change of Control. No later than the date of
          -------------------------------------------
the occurrence of any Change of Control, the Company shall give written notice thereof to the Administrative Agent accompanied by a certificate of the president, the chief financial officer or the general counsel of the Company specifying the nature of such Change of Control and the date on which such Change of Control occurred. Such notice shall (a) contain the written, irrevocable offer of the Company to prepay in full all Obligations of the Company (including, without limitation, all Obligations under Section 3 hereof) on a date (the "Change of Control Prepayment Date") specified in such notice (which date shall in no event be later than the date which is five (5) Business Days after the date such Change of Control shall have occurred), (b) state that, unless the Company receives written notice to the contrary from the Administrative Agent at the direction of the Majority Banks not later than one Business Day prior to the Change of Control Prepayment Date, the Company's offer to prepay under this Section 2.6(b) shall be deemed to have been accepted by the Administrative Agent at the direction of the Majority Banks, (c) state the outstanding principal amount under each of the Notes as of the date of such notice and (d) contain such additional information as the Administrative Agent or any Bank shall reasonably request. If the Company does not receive written notice from the Administrative Agent on or before the Business Day preceding the Change of Control Prepayment Date, of the election of the Administrative Agent at the direction of the Majority Banks not to accept the offer of the Company to prepay as described above, all Obligations shall become immediately due and payable by the Company on the Change of Control Prepayment Date and the Commitment shall be terminated on such date.

     2.7  Repayment.
          ---------

     (a)  The Revolving Credit.  The Company shall repay to the Banks on the
          --------------------
Termination Date the aggregate principal amount of Revolving Loans outstanding on such date, plus all accrued and unpaid interest thereon.

     (b)  Swing Line Loans.  The Company shall repay to the Swing Line Lender
          ----------------
the aggregate principal amount of Swing Line Loans, plus all accrued and unpaid interest thereon, on the earlier to occur of (i) demand by the Swing Line Lender and (ii) the Termination Date.

     2.8  Interest.
          --------

     (a) Each Loan shall bear interest on the outstanding principal amount thereof from the applicable Borrowing Date at a rate per annum equal to (i) the Adjusted Eurodollar Rate, in the case of Eurodollar Loans, (ii) the Adjusted Base Rate, in the case of Base Rate Loans and (iii) the Swing Line Rate, in the case of Swing Line Loans, as the case may be (and subject to the Company's right to convert to other Types of Loans under Section 2.4).

     (b) Interest on each Loan shall be paid in arrears on each Interest Payment Date. Interest shall also be paid on the date of any prepayment of Eurodollar Loans or Swing Line Loans under Section 2.6 for the portion of the Eurodollar Loans or Swing Line Loans so prepaid and upon payment (including prepayment) in full of the Loans and also, during the existence of any Event of Default, interest shall be paid on demand of the Administrative Agent at the request or with the consent of the Majority Banks.

     (c) Notwithstanding subsection (a) of this Section 2.8, if any amount of principal of or interest on any Loan, or any other amount payable hereunder or under any other Loan Document is not paid in full when due (whether at stated maturity, by acceleration, demand or otherwise), the Company agrees to pay interest on such unpaid principal or other amount, from the date such amount becomes due until the date such amount is paid in full, and after as well as before any entry of judgment thereon to the extent permitted by law, payable on demand, at a fluctuating rate per annum equal to the interest rate otherwise applicable hereunder plus two percent (2%).

     (d) Anything herein to the contrary notwithstanding, the obligations of the Company to any Bank hereunder shall be subject to the limitation that payments of interest shall not be required for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payment by such Bank would be contrary to the provisions of any law applicable to such Bank limiting the highest rate of interest that may be lawfully contracted for, charged or received by such Bank, and in such event the Company shall pay such Bank interest at the highest rate permitted by applicable law.

     2.9  Fees.
          ----

     (a)  Arrangement, Agency Fees.  The Company shall pay all of the fees
          ------------------------
payable under the Fee Letter as and when such fees become due and payable pursuant to the terms thereof.

     (b)  Utilization Fee and Non-Use Fee.  The Company shall pay to the
          -------------------------------
Administrative Agent for the account of each Bank and in accordance with each Bank's Pro Rata Share:

          (i)  a fee (the "Utilization Fee") at the per annum rate set forth on
                           ---------------
     Schedule 1.1(A) corresponding to the higher of the Company's Debt Ratings on the total amount of Loans (including Swing Line Loans) outstanding for each calendar quarter during the period from the Closing Date to the Termination Date in which the sum of (x) the average outstanding aggregate principal balance of the Loans and (y) the average outstanding principal balance of the 364 Day Loans exceeds 33 1/3% of the sum of the Commitment and the 364 Day Commitment in effect for such calendar quarter; and

          (ii) a  fee (the "Non-Use Fee") for the period from the Closing Date
                            -----------
     to the Termination Date at the per annum rate set forth on Schedule 1.1(A) corresponding to the higher of the Company's Debt Ratings on the actual daily amount by which the Commitment exceeds the outstanding Loans other than the Swing Line Loans;

provided, that, if at any time, neither of the Rating Agencies rates the Company's long-term senior unsecured debt, then the respective percentages set forth in Column V of Schedule 1.1(A) shall be used to determine the Utilization Fee and Non-Use Fee, respectively. Notwithstanding the foregoing, at any time that the Company's Debt Ratings differ by more than one level, then the rating level that is one level higher than the lower Debt Rating shall apply. Initially, the Utilization Fee and Non-Use Fee shall be determined based upon the respective percentages set forth in Column II of Schedule 1.1(A). Thereafter, any change in the Utilization Fee and Non-Use Fee resulting from a change in a Debt Rating shall become effective one Business Day after the effective date of such change. The Utilization Fee and Non-Use Fee shall in each case be calculated for the number of actual days elapsed in the then ending quarter, and computed on the actual number of days elapsed and a year of 360 days, except that the Utilization Fee and Non-Use Fee for the first calendar quarter shall be calculated for the period beginning with the Closing Date. The Utilization Fee and Non-Use Fee shall in each case be payable in arrears on or before the fifth (5th) Business Day following the last day of each calendar quarter, and if the Termination Date occurs on any day other than the last day of a calendar quarter, on or before the fifth (5/th/) Business Day following the Termination Date.

     2.10 Computation of Interest.
          -----------------------

     (a) All computations of interest for Base Rate Loans (including Swing Line Loans) when the Base Rate is determined by Bank of America's "prime rate" shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of interest shall be made on the basis of a 360-day year and actual days elapsed. Interest and fees shall accrue during each period during which interest or such fees are computed from the first day thereof to the last day thereof.

     (b) Each determination of an interest rate by the Administrative Agent shall be conclusive and binding on the Company and the Banks in the absence of manifest error.

     2.11 Payments by the Company.
          -----------------------

     (a) All payments to be made by the Company shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by the Company shall be made to the Administrative Agent for the account of the Banks at the Administrative Agent's Payment Office, and shall be made in dollars and in immediately available funds, no later than 2:00 p.m. (Dallas time) on the date specified herein. The Administrative Agent will promptly distribute to each Bank its Pro Rata Share (or other applicable share as expressly provided herein) of such payment in like funds as received. Any payment received by the Administrative Agent later than 2:00 p.m. (Dallas time) may be deemed by the Administrative Agent to have been received on the following Business Day, in which case any applicable interest or fee shall continue to accrue. The Administrative Agent shall be entitled to debit any general account of the Company with the Administrative Agent in the amount of any payment to be made by the Company when due in order to effect timely payment thereof; provided, however, that the Administrative Agent shall promptly notify the Company that its account has been so debited.

     (b) Subject to the provisions set forth in the definition of "Interest Period" herein, whenever any payment of principal, interest or fees is due on a day other than a Business Day, such payment shall be made on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

     (c) Unless the Administrative Agent receives notice from the Company prior to the date on which any payment is due to the Banks that the Company will not make such payment in full as and when required, the Administrative Agent may assume that the Company has made such payment in full to the Administrative Agent on such date in immediately available funds and the Administrative Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent the Company has not made such payment in full to the Administrative Agent, each Bank shall repay to the Administrative Agent on demand such amount distributed to such Bank, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Bank until the date repaid.

     2.12 Payments by the Banks to the Administrative Agent.
          -------------------------------------------------

     (a) Unless the Administrative Agent receives notice from a Bank on or prior to the Closing Date or, with respect to any Borrowing after the Closing Date, no later than 12:00 noon (Dallas time) on the date of such Borrowing, that such Bank will not make available as and when required hereunder to the Administrative Agent for the account of the Company the amount of that Bank's Pro Rata Share of the Borrowing, the Administrative Agent may assume that such Bank has made such amount available to the Administrative Agent in immediately available funds on the Borrowing Date and the Administrative Agent may (but shall not be so required), in reliance upon such assumption, make available to the Company on such date a corresponding amount. If any Bank shall not have made its full amount available to the Administrative Agent in immediately available funds to the extent required by the terms of this Agreement and the Administrative Agent in such circumstances has made available to the Company such amount, such Bank shall on the

Business Day following such Borrowing Date make such amount available to the Administrative Agent, together with interest at the Federal Funds Rate for each day from the date such amount was made available by the Administrative Agent to the Company until the date on which such Bank makes such amount available to the Administrative Agent. A notice of the Administrative Agent submitted to any Bank with respect to amounts owing under this subsection (a) shall be conclusive, absent manifest error. If such amount is so made available, such payment to the Administrative Agent shall constitute such Bank's Loan on the date of Borrowing for all purposes of this Agreement. If such amount is not made available to the Administrative Agent on the Business Day following the Borrowing Date, the Administrative Agent will notify the Company of such failure to fund and, upon demand by the Administrative Agent, the Company shall pay such amount to the Administrative Agent for the Administrative Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Loans comprising such Borrowing.

     (b) The failure of any Bank to make any Loan on any Borrowing Date shall not relieve any other Bank of any obligation hereunder to make a Loan on such Borrowing Date, but no Bank shall be responsible for the failure of any other Bank to make the Loan to be made by such other Bank on any Borrowing Date.

3.   TAXES, YIELD PROTECTION AND ILLEGALITY.
     --------------------------------------

     3.1  Taxes.
          -----

     (a) Any and all payments by the Company to any Bank or the Administrative Agent under this Agreement or any other Loan Document shall be made free and clear of, and without deduction or withholding for, any Taxes, unless the Company is required by law to make such deduction or withholding. In addition, the Company shall pay all Other Taxes.

     (b) The Company agrees to indemnify and hold harmless each Bank and the Administrative Agent for the full amount of Taxes or Other Taxes (including any Taxes imposed by any jurisdiction on amounts payable under this Section) paid by such Bank or the Administrative Agent and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted; provided, that the Company shall have the right to contest, reasonably and in good faith to the appropriate Governmental Authorities, whether such Taxes or Other Taxes were correctly or legally asserted if the Company has set aside on its books provisions reasonably adequate for the payment of such Taxes or Other Taxes. Payment under this indemnification shall be made within thirty
(30) days after the date any Bank or the Administrative Agent makes written demand therefor.

     (c) If the Company shall be required by law to deduct or withhold any Taxes from or in respect of any sum payable hereunder to any Bank or the Administrative Agent, then:

          (i) the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section) such Bank or the Administrative Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made;

          (ii)  the Company shall make such deductions and withholdings; and

          (iii) the Company shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law.

Each Bank agrees that if, after the payment by the Company of any such additional amount, any amount identifiable as a part thereof is subsequently recovered or used as a credit by such Bank, such Bank shall reimburse the Company to the extent of the amount so recovered or used. A certificate of any officer of such Bank setting forth the amount of such Tax or recovery or use and the basis therefor shall, in the absence of manifest error, be conclusive.

     (d) The provisions of subsections (a), (b) and (c) of this Section 3.1 shall not apply to any Bank which fails to comply with the provisions of Section
11.10 hereof.

     (e) Within thirty (30) days after the date of any payment by the Company of Taxes or Other Taxes, the Company shall furnish the Administrative Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to the Administrative Agent or the relevant Bank, as the case may be.

     (f) If the Company is required to pay additional amounts to any Bank or the Administrative Agent pursuant to subsection (c) of this Section, then such Bank shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office so as to eliminate any such additional payment by the Company which may thereafter accrue, if such change in the judgment of such Bank is not otherwise disadvantageous to such Bank.

     3.2  Illegality.
          ----------

     (a) If any Bank determines that the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Bank or its applicable Lending Office to make Eurodollar Loans, then, on notice thereof by such Bank to the Company through the Administrative Agent, any obligation of such Bank to make Eurodollar Loans shall be suspended until such Bank notifies the Administrative Agent and the Company that the circumstances giving rise to such determination no longer exist.

     (b) If a Bank determines that it is unlawful to maintain any Eurodollar Loan, the Company shall, upon its receipt of notice of such fact and demand from such Bank (with a copy to the Administrative Agent), prepay in full such Eurodollar Loans of Bank then outstanding, together with interest accrued thereon and amounts required under Section 3.4, either on the last day of the Interest Period thereof, if such Bank may lawfully continue to maintain such Eurodollar Loans to such day, or immediately, if such Bank may not lawfully continue to maintain such Eurodollar Loan. If the Company is required to so prepay any Eurodollar Loan, then concurrently with such prepayment, the Company shall borrow from the affected Bank, in the amount of such repayment, a Base Rate Loan.

     (c) If the obligation of any Bank to make or maintain Eurodollar Loans has been so terminated or suspended, the Company may elect, by giving notice to such Bank through the Administrative Agent that all Loans which would otherwise be made by such Bank as Eurodollar Loans shall be instead Base Rate Loans.

     (d) Before giving any notice to the Agent under this Section, the affected Bank shall designate a different Lending Office with respect to its Eurodollar Loans if such designation will avoid the need for giving such notice or making such demand and will not, in the judgment of the Bank, be illegal or otherwise disadvantageous to the Bank.

     3.3  Increased Costs and Reduction of Return.
          ---------------------------------------

     (a) If any Bank determines that, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation or (ii) the compliance by such Bank with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Bank of agreeing to make or making, funding or maintaining any Eurodollar Loans (which increase is not otherwise reflected in amounts payable by the Company hereunder), then the Company shall be liable for, and shall from time to time, upon demand (with a copy of such demand to be sent to the Administrative Agent), pay to the Administrative Agent for the account of such Bank, additional amounts as are sufficient, in the good faith judgment of such Bank, to compensate such Bank for such increased costs.

     (b) If any Bank shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof or (iii) compliance by such Bank (or its Lending Office) or any corporation controlling such Bank with any Capital Adequacy Regulation, affects or would affect the amount of capital required or expected to be maintained by such Bank, such Bank shall promptly after its determination of such occurrence give notice to the Company of (a) the occurrence thereof, and (b) the additional amount payable by the Company which in such Bank's reasonable determination will compensate such Bank or such corporation controlling such Bank for such reduction and, subject to the further terms of this paragraph, such amount shall be due and payable by the Company to such Bank at the time of such notice. If, at the time of notice to the Company that amounts are due under this subsection 3.3(b), the Company and such Bank disagree as to the amounts payable, then the Company and such Bank shall thereafter attempt to negotiate in good faith an adjustment to the compensation payable hereunder which will adequately compensate such Bank for such reduction. If the Company and such Bank are unable to agree to such adjustment, then, unless the Commitments shall have been terminated or any amount on which adjustments are to be made under this subsection 3.3(b) has been prepaid in full, as the case may be, commencing on the thirty first (31st) day following such notice (but not earlier than the effective date of such introduction, change or compliance), the fees payable hereunder shall increase by an amount which will, in such Bank's reasonable determination, compensate such Bank for such reduction, such Bank's determination of such amount to be conclusive and binding on the Company, absent manifest error. In determining such amount, such Bank or such corporation controlling such Bank may use any reasonable methods of averaging, allocating or attributing such reduction among their respective customers.

     3.4  Funding Losses.  The Company shall reimburse each Bank and hold each
          --------------
Bank harmless from any loss or expense which such Bank may sustain or incur as a consequence of:

          (a) the failure of the Company to borrow, continue or convert a Loan after the Company has given (or is deemed to have given) a Notice of Borrowing or a Notice of Conversion/Continuation; or

          (b) the prepayment or other payment (including after acceleration thereof) of a Eurodollar Loan on a day prior to the last day of the relevant Interest Period;

including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its Eurodollar Loans or from fees payable to terminate the deposits from which such funds were obtained. The Company shall also pay any customary administrative fees charged by such Bank in connection with the foregoing.

     3.5  Inability to Determine Rates.  If the Administrative Agent determines
          ----------------------------
that for any reason adequate and reasonable means do not exist for determining the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Loan, or that the Adjusted Eurodollar Rate applicable pursuant to subsection 2.8(a) for any requested Interest Period with respect to a proposed Eurodollar Loan does not adequately and fairly reflect the cost to the Banks of funding such Loan, the Administrative Agent will promptly so notify the Company and each Bank. Thereafter, the obligation of the Banks to make or maintain Eurodollar Loans hereunder shall be suspended until the Administrative Agent upon the instruction of the Majority Banks revokes such notice in writing. Upon receipt of such notice, the Company may revoke any Notice of Borrowing or Notice of Conversion/Continuation then submitted by it. If the Company does not revoke such Notice, the Banks shall make, convert or continue the Loans, as proposed by the Company, in the amount specified in the applicable notice submitted by the Company, but such Loans shall be made, converted or continued as Base Rate Loans instead of Eurodollar Loans.

     3.6  Certificates of Banks.  Any Bank claiming reimbursement or
          ---------------------
compensation under this Section 3 shall deliver to the Company (with a copy to the Administrative Agent) a certificate setting forth in reasonable detail the amount payable to such Bank hereunder and such certificate shall be conclusive and binding on the Company in the absence of manifest error.

     3.7  Substitution of Banks.  Upon the receipt by the Company from any Bank
          ---------------------
(an "Affected Bank") of a notice pursuant to Section 3.2 that it is unlawful for
     -------------
such Bank to maintain

Eurodollar Loans, or of a claim by such Bank for compensation under Section 3.3, the Company may: (i) request one or more of the other Banks to acquire and assume all or part of such Affected Bank's Loans (including, without limitation, any continuing obligation of the Affected Bank to purchase participations in Swing Line Loans hereunder) and Commitment; or (ii) designate a replacement bank or other financial institution. Any such designation of a replacement bank or other financial institution under this Section 3.7 shall be subject to the prior written consent of the Administrative Agent (which consent shall not be unreasonably withheld). Nothing in this Section 3.7 is intended or shall be deemed to require any Affected Bank to accept less than payment in full of the aggregate then outstanding principal balance of the Loans made by such Affected Bank (together with then accrued interest and fees payable with respect thereto and all other amounts payable to such Bank hereunder) in connection with the replacement of such Affected Bank by any other Person hereunder.

     3.8  Survival.  The agreements and obligations of the Company in this
          --------
Section 3 shall survive the payment of all other Obligations and the termination of this Agreement.

4.   CONDITIONS PRECEDENT.
     --------------------

     4.1  Conditions of Initial Loans. The obligation of each Bank to make its
          ---------------------------
initial Loan hereunder is subject to the condition precedent that the Administrative Agent has received on or before the Closing Date all of the following, in form and substance satisfactory to the Administrative Agent and each Bank, and in sufficient copies for each Bank:

     (a) Credit Agreement and Notes. This Agreement duly executed by each party hereto and the Notes (including the Swing Line Note), duly executed by the Company;

     (b)  Joinder. The Joinder duly executed by the Parent;

     (c) Other Documents. Each of the other documents described on Exhibit D hereto, in each case in form and substance satisfactory to the Administrative Agent and each of the Banks;

     (d) Payment of Fees. Evidence of payment by the Company of all accrued and unpaid fees, costs and expenses under this Agreement and the other Loan Documents, to the extent then due and payable on the Closing Date;

     (e) Officer's Certificate. A certificate signed by the Chief Financial Officer or Treasurer of the Company, dated as of the Closing Date, stating that:

          (i) the representations and warranties contained in Section 5 are true and correct on and as of such date, as though made on and as of such date;

          (ii) no Default or Event of Default exists or would result from the initial Borrowing; and

          (iii) there has not occurred since September 30, 1999, any material adverse change in the assets, liabilities (actual or contingent), operations, business, properties, condition (financial or otherwise) or prospects of the Parent, the Company and their respective Subsidiaries taken as a whole; and

     (f) Other Documents. Such other approvals, opinions, documents or materials as any Bank or the Swing Line Lender may reasonably request.

     4.2  Conditions to All Borrowings.  The obligation of each Bank to make any
          ----------------------------
Loan to be made by it (including its initial Loan) or to continue or convert any Loan (whether under Section 2.1 or Section 2.4) is in each case subject to the satisfaction of the following conditions precedent on the relevant Borrowing Date or, except in the case of conversions and continuations of Loans under
Section 2.4, with respect to which the condition set forth in paragraph (b) below shall not apply, the Conversion/Continuation Date, as the case may be:

     (a)  Notice.  The Administrative Agent and, if applicable, the Swing Line
          ------
Lender shall have received (with, in the case of the initial Loan only, a copy for each Bank) a Notice of Borrowing, Notice of Conversion/Continuation, Swing Line Loan Notice or other notice, as applicable;

     (b)  Continuation of Representations and Warranties. The representations
          ----------------------------------------------
and warranties in Section 5 shall be true and correct in all material respects on and as of such Borrowing Date, with the same effect as if made on and as of such date, except to the extent that the facts upon which such representations and warranties are based may be changed by transactions permitted or contemplated hereby or such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date; and

     (c)  No Existing Default.  No Default or Event of Default shall exist or
          -------------------
shall result from such Borrowing or continuation or conversion.

Each Notice of Borrowing, Notice of Conversion/Continuation and Swing Line Loan Notice submitted by the Company hereunder shall constitute a representation and warranty by the Company hereunder, as of the date of each such notice and as of each Borrowing Date or Conversion/Continuation Date, as the case may be, that the applicable conditions in this Section 4.2 are satisfied.

 5.  REPRESENTATIONS AND WARRANTIES.
     ------------------------------

     The Company represents and warrants to the Agents and each Bank that:

     5.1  Corporate Existence and Good Standing.  The Company and each of its
          -------------------------------------
Subsidiaries, (a) are corporations duly organized, validly existing and in good standing under the laws of the respective jurisdictions in which they are incorporated, (b) have corporate power to own their property and conduct their respective businesses as now conducted and as presently contemplated, and (c) are duly qualified to do business and in good standing as foreign corporations in each jurisdiction where the conduct of their business or the nature of their assets require such qualification and as to which the failure so to be qualified could singly or in the aggregate reasonably be expected to have a Material Adverse Effect on the Company.

     5.2  Corporate Power; Consent; Absence of Conflict with Other Agreements.
          -------------------------------------------------------------------
The execution, delivery and performance of this Agreement and the other Loan Documents by the Company and the borrowings and transactions contemplated hereby:

     (a) are within the corporate powers of the Company, have been duly authorized by all necessary corporate action, and do not and will not contravene any provision of law applicable to it or any contractual restriction binding on or affecting it;

     (b) do not require any approval or consent of, or filing with, any Governmental Authority bearing on the validity of such documents and borrowings which is required by law or regulation of any Governmental Authority, except for those which have been duly obtained or made and are in full force and effect, and are not in contravention of the terms of the Company's charter documents or by-laws, or any amendment thereof, and are not in contravention of the terms of the charter documents or by-laws, or any amendment thereof, of any Subsidiary of the Company;

     (c) will not conflict with or result in any breach or contravention of or the creation of any lien (other than Liens permitted under Section 7.1) under any document to which the Company or any of its Subsidiaries is a party or by which the Company or any Subsidiary is bound and which is material to the Company and its Subsidiaries taken as a whole; and

     (d) are and will be duly executed, valid and legally binding obligations of the Company and are and will be enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditors' rights.

     5.3  Title to Properties. The Company and each of its Subsidiaries have
          -------------------
good and valid title to all properties, assets and rights of every name and nature now purported to be owned by the Company or such Subsidiary which are material to the business of the Company and its Subsidiaries, on a consolidated basis, free from all defects, liens, charges and encumbrances whatsoever, other than statutory and other similar non-consensual liens and insubstantial defects in title which do not materially detract from the value, or impair the use of, the affected properties, and liens permitted under Section 7.1. The Company and each of its Subsidiaries possess all patents, patent applications, patent licenses, copyrights, trademarks, service marks and trade names and rights with respect to the foregoing necessary for the conduct of the respective businesses of the Company and its Subsidiaries substantially as now conducted without any known conflict with the rights of others except conflicts which are not in the aggregate material to the business of the Company and its Subsidiaries, on a consolidated basis.

     5.4  Financial Statements.  The Company has furnished to the Banks the
          --------------------
following: (a) as of September 30, 1999 or for the fiscal year then ended (i) a consolidated balance sheet and related consolidated statements of operations, stockholders' equity and cash flows of the Parent and its Subsidiaries, all certified by the Parent's Independent Accountant, (ii) a consolidating balance sheet and related consolidating statement of operations of the Parent and its Subsidiaries, and (iii) consolidated and consolidating balance sheets of the Company and its Subsidiaries, and related statements of operations; and (b) as of June 30, 2000 for the quarterly fiscal period then ended (i) a consolidated balance sheet and related consolidated statements of operations, stockholders' equity and cash flows of the Parent and its Subsidiaries, (ii) a consolidating balance sheet and related consolidating statement of operations of the Parent and its Subsidiaries, and (iii) consolidated and consolidating balance sheets of the Company and its Subsidiaries and related statements of operations. The balance sheets, statements of operations, stockholders' equity and cash flows described above (x) have been prepared in conformity with GAAP applied on a consistent basis throughout the periods specified, except where such principles are inconsistent with the applicable provisions of regulatory authorities having jurisdiction in the premises (and such exception has been noted to the Banks and explained in reasonable detail in the applicable statements), and (y) present fairly the financial position of the Parent and its Subsidiaries and the Company and its Subsidiaries as of the dates thereof, subject, with respect to unaudited statements, to year end audit adjustments.

     5.5  Holding Company and Investment Company Acts.  Neither the Company nor
          -------------------------------------------
any of its Subsidiaries is a "registered holding company, or a "subsidiary company" of a "registered holding company", or an "affiliate" of a "registered holding company" or of a "subsidiary company" of a "registered holding company", as each of such terms is defined in the Public Utility Holding Company Act of 1935. Neither the Company nor any of its Subsidiaries is a "registered investment company" or an "affiliated company" or a "principal underwriter" of a "registered investment company", as each of such terms is defined in the Investment Company Act of 1940.

     5.6  Litigation.  There is no action, suit, investigation or proceeding
          ----------
pending, or to the knowledge of any officer of any of such Persons, threatened against the Parent or any of its Subsidiaries, before any court or administrative agency which, by itself or taken together with other such litigation, involves an amount not covered by insurance material to the Parent and the Company, and their Subsidiaries, on a consolidated basis, nor is any substantial basis for any such litigation known to exist.

     5.7  No Materially Adverse Contracts.  Neither the Parent, the Company, nor
          -------------------------------
any of their respective Subsidiaries, is subject to any indenture, bond, note, agreement or charter, corporate or other legal restriction, or any judgment, decree, order, rule, ordinance, resolution or regulation which could singly or in the aggregate reasonably be expected to have a Material Adverse Effect on the Parent. Neither the Parent, the Company, nor any of their respective Subsidiaries, is a party to any contract or agreement which has had, or could reasonably be expected to have, a Material Adverse Effect on the Parent.

     5.8  Compliance with Other Instruments; Laws.  Neither the Parent, the
          ---------------------------------------
Company, nor any of their respective Subsidiaries, is in violation of any provision of its charter documents or by-laws or any document by which it or any of its properties may be bound, or any decree, order, judgment, or, to the knowledge of any officer of any of such Persons, any statute, license, rule or regulation, in each case in a manner which could reasonably be expected to, singly or in the aggregate, (i) result in the imposition of substantial penalties material to the Parent, the Company and their respective Subsidiaries, taken as a whole, or (ii) have a Material Adverse Effect on the Parent.

     5.9  Taxes.  All federal, state and other tax returns of the Parent, the
          -----
Company and each of their Subsidiaries required by law to be filed have been filed, and all federal, state and other taxes, assessments and other governmental charges upon each of such Persons or their properties which are due and payable have been paid. The Parent has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods for which such returns have been filed to the extent such provisions are required by GAAP.

     5.10  No Default. No Default or Event of Default exists at the delivery
           ----------
of this Agreement.

     5.11  Use of Proceeds. The proceeds of all Loans will be used by the
           ---------------
Company for working capital, capital expenditures and other general corporate purposes. No portion of the Loans is to be or will be used for the purpose of purchasing or carrying any "margin security" or "margin stock" of an issuer as such terms are used in Regulation U of the Board of Governors of the Federal Reserve System, 12 C.F.R. 221, in violation of such Regulation U.

     5.12  ERISA. Except as set forth in Schedule 5.12, neither the Parent, the
           -----
Company nor any of their respective Subsidiaries (i) has or maintains, or has during the past five years maintained or established, any Plan or Welfare Plan, or (ii) is, or during the past five years has been, a participating employer in any Plan under which more than one employer makes contributions described in Sections 4063 and 4064 of ERISA or a Multi-employer Plan. All such Plans and Welfare Plans so scheduled have been maintained, operated and funded in all material respects in compliance with the requirements of ERISA, the Code and applicable law. The Parent, the Company and each of their respective Subsidiaries have funded all of their respective obligations to any Multi-employer Plans.

     5.13  Licenses and Approval.  Each of the Company and its Subsidiaries has
           ---------------------
all necessary licenses, permits and governmental authorizations, including, licenses, permits and authorizations relating to Environmental Matters, to own and operate its properties and to carry on its business as now conducted, except where the failure to do so could not singly or in the aggregate reasonably be expected to have a Material Adverse Effect on the Company and could not reasonably be expected to have an adverse effect on the enforceability of any of the Loan Documents.

     5.14  Condition of Assets.  All of the respective assets of the Company and
           -------------------
its Subsidiaries which are reasonably necessary for the operation of the business of the Company and its Subsidiaries, taken as a whole, are in good working condition, ordinary wear and tear excepted, and are able to serve the function for which they are currently being used.

     5.15  Subsidiaries.  Except for certain inactive Subsidiaries, Schedule
           ------------
5.15 attached hereto correctly identifies all Subsidiaries of the Parent and the Company. All of the issued and outstanding shares of the capital stock of each such Subsidiary are duly issued and outstanding, fully paid and non-assessable and, except for directors' qualifying shares and shares issued solely for the purpose of satisfying local requirements concerning the minimum number of shareholders, are owned by the Parent, the Company or a Subsidiary thereof free and clear of any mortgage, pledge, lien, encumbrance, charge or restriction on transfer.

     5.16  Full Disclosure.  None of the financial statements nor any balance
           ---------------
sheet, nor any certificate, opinion, or any other statement made or furnished in writing to the Administrative Agent or any Bank by or on behalf of the Parent, the Company or any of their respective Subsidiaries in connection with this Agreement or the transactions contemplated herein, contains any untrue statement of a material fact, or omits to state, under the circumstances in which made, a material fact necessary in order to make the statements contained therein or herein not misleading, as of the date such statement was made. There are no facts known to the Company which singly or in the aggregate have, or could reasonably be expected now or in the foreseeable future to have, a Material Adverse Effect on the Parent, which fact was required to be and was not set forth in the Parent's reports and filings, if any, filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

6.   AFFIRMATIVE COVENANTS.
     ---------------------

     The Company covenants and agrees that, so long as any portion of the Commitments remains outstanding or until such date as the Loans and all other Obligations have been paid and satisfied in full, whichever shall later occur, it will and each of its Subsidiaries will:

     6.1  Punctual Payment.  Duly and punctually pay or cause to be paid
          ----------------
principal and interest and all other sums due under this Agreement and the Notes in accordance with the terms hereof and thereof.

     6.2  Financial Statements.  Deliver to the Administrative Agent and each
          --------------------
Bank:

     (a) as soon as practicable and in any event within ninety (90) days after the end of each of the first three quarterly periods of each fiscal year of the Parent and the Company, financial statements of the type set forth in subsection 5.4(b) hereof for each of the Company and the Parent as of the end of each of such quarterly periods or for the respective fiscal periods then ended and for the period from the beginning of the current fiscal year to the end of such period, setting forth in comparative form the figures for the corresponding periods of the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, subject to changes resulting from audit and year-end adjustments, and certified by the principal financial officers of the Parent and the Company, who shall also provide a certificate and covenant compliance worksheet in the form of Exhibit E as to the computations evidencing compliance by the Company with Sections 7.2 through 7.5 (the "Compliance Certificate");
                                                   ----------------------

     (b) as soon as practicable and in any event within 120 days after the end of each fiscal year of the Parent and the Company, audited financial statements of the type set forth in subsection 5.4(a) hereof as of the end of such year and for the fiscal year then ended, setting forth in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP and, with respect to the Parent, such consolidated balance sheets and statements, and with respect to the Parent and its Subsidiaries, such consolidating balance sheets and statements accompanied by a report and opinion of the Independent Accountant, which report and opinion shall have been prepared in accordance with generally accepted auditing standards, and all such financial statements in all cases shall be certified by the principal financial officer of the Parent or the Company, as the case may be; provided, that at any time that the assets of the Company and its consolidated Subsidiaries comprise less than 85% of the consolidated assets of the Parent and its Subsidiaries (including the Company and its Subsidiaries), the Company shall furnish to the Bank, within the time period set forth above, the consolidated audited financial statements as described above in this subsection 6.2(b) for the Company and its Subsidiaries, accompanied by a report and opinion of the Independent Accountant, which report and opinion shall have been prepared in accordance with generally accepted auditing standards, and all such financial statements shall be certified by the principal financial officer of the Company.

     (c) promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent by the Parent, the Company or any Subsidiary to stock holders, and of all material regular and periodic reports filed by the Parent, the Company or any Subsidiary with any securities exchange or with the Securities and Exchange Commission or any Governmental Authority succeeding to any or all of the functions of said Commission; and

     (d) from time to time any such information regarding the financial and other affairs of the Parent, the Company, or any of their respective Subsidiaries as may reasonably be requested by any Bank, including, copies of all letters issued by the Independent Accountant or other management consultants with respect to any material inadequacies in the Company's internal control systems, and copies of the corporate documents of the Company and each of the Subsidiaries.

     At the time of each delivery of financial statements pursuant to subsection 6.2(b), the Company shall furnish a statement of the Independent Accountant addressed to the Administrative Agent and the Banks that such accountant has caused the provisions of this Agreement to be reviewed, and that such accountant has no knowledge of the existence of any Default or Event of Default, or if such accountant has such knowledge, specifying the nature and period of existence thereof and reasons therefor. At the time of each delivery of financial statements pursuant to subsections 6.2(a) and (b), respectively, the Company shall furnish the Banks a Compliance Certificate evidencing compliance with the covenants described therein as of the end of the fiscal period covered by such financial statements which shall include a certification to the effect that no Default or Event of Default exists, or, if such cannot be so certified, specifying in reasonable detail the exceptions, if any, to such statement.

     6.3  Notification of Defaults and Event of Default. If the Company or any
          ---------------------------------------------
of its Subsidiaries shall at any other time obtain knowledge of the existence of any Default or Event of Default, the Company shall forthwith deliver to the Administrative Agent (for prompt transmittal to the Banks) a certificate specifying the nature and period of existence thereof and what action the Company proposes to take with respect thereto.

     6.4  Conduct of Business.  Cause to be done all things necessary to
          -------------------
preserve and keep in full force and effect its corporate existence, corporate rights and franchises; effect and maintain its foreign qualifications, licensing, domestication or authorization, except as terminated by its Board of Directors in the exercise of its reasonable judgment; use its best efforts to comply with all applicable laws, and not become obligated under any contract or binding arrangement which, at the time it was entered into, could singly or in the aggregate have a Material Adverse Effect on the Company.

     6.5  Taxes.  Duly pay and discharge, or cause to be paid and discharged,
          -----
before the same shall become in arrears, all taxes, assessments and other governmental charges imposed upon it and its properties, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies which if unpaid might by law become a lien or charge upon any of its property, except such of those items as are being in good faith appropriately contested by it, if in such case the Company shall have set aside on its books reserves deemed by it to be adequate with respect to such tax, assessment, or other charge.

     6.6   Maintenance of Properties.  Maintain and keep the properties used or
           -------------------------
deemed by it to be useful in its business in good repair, working order and condition, and make or cause to be made all necessary and proper repairs thereto and replacements thereof.

     6.7   Maintenance of Insurance.  Maintain with financially sound and
           ------------------------
reputable insurers, insurance with respect to properties and business of the Company and its Subsidiaries against such casualties and contingencies and in such types and amounts as shall be in accordance with sound business practices for companies in similar businesses similarly situated.

     6.8   Records and Accounts.   Keep true records and books of account in
           --------------------
which full, true and correct entries will be made in accordance with GAAP and with the requirements of regulatory authorities having jurisdiction in the premises and maintain adequate accounts and reserves for all taxes (including income taxes), all depreciation, depletion, obsolescence and amortization of its properties, all other contingencies, and all other proper reserves.

     6.9   Inspection.
           ----------

     (a) Permit any officer designated by any Bank, at such Bank's expense, to visit and inspect any of its properties and to examine its books of account and discuss the affairs, finances and accounts of the Company or any Subsidiary with its officers, all at such reasonable times, in a reasonable manner and as often as such Bank may reasonably request.

     (b) All confidential information and documents concerning the Parent, the Company, or any of their respective Subsidiaries supplied by the Company to such Bank pursuant to the terms of this Agreement shall be held in confidence by such Bank and such Bank shall not disclose such information and documents, except the Company hereby authorizes such Bank to disclose any information obtained pursuant to this Agreement (i) to any other Bank or to the Administrative Agent,
(ii) to any bank regulatory authority, (iii) to any independent auditor or counsel or Participant or potential Assignee or potential Participant of such Bank, provided that the independent auditor or counsel or Participant or potential Assignee or potential Participant enters into a confidentiality agreement with the Company substantially similar to such Bank's agreement in this subsection 6.9(b), and (iv) to all other appropriate Governmental Authorities to the extent required of such Bank by law or subpoena, but only to the extent permitted by applicable laws and regulations, including those applying to classified material. Upon receipt of a notice of any requirement to disclose any information to any such Governmental Authority, such Bank will promptly notify, unless prohibited by applicable law and regulations, the Company of such notice, and unless otherwise required by law, will not disclose such information until the Company has been afforded an opportunity to contest the requirement of such disclosure.

     6.10  Notice of Litigation. Promptly notify the Administrative Agent (for
           --------------------
prompt transmittal to the Banks) of the commencement of any litigation against the Parent, the Company or any of their respective Subsidiaries which could singly or in the aggregate have a Material Adverse Effect on the Parent.

     6.11  Pension Plan.
           ------------

     (a) Maintain, operate and administer all Plans in all material respects in accordance with the requirements of ERISA, the Code and applicable law.

     (b) Fund and cause each of its Subsidiaries to fund any Plan, if maintained by the Company or any of its Subsidiaries, as required by the provisions of Section 302 of ERISA and Section 412 of the Code, or, if the Plan is maintained by a third party or is a Multi-employer Plan, make payments to such third party or Multi-employer Plan in the amounts and at the times required by applicable law. The Company and each of its Subsidiaries will deliver to the Administrative Agent (for prompt transmittal to the Banks), copies of any request for waiver from the funding standards or extension of the amortization periods required by 303 and 304 of ERISA or 412 of the Code promptly following the date on which the request is submitted to the Internal Revenue Service.

     (c) Upon request made by any Bank, send to such Bank copies of all Forms 5500, Forms 5500-R and/or Forms 5500-C relating to a Plan or Welfare Plan (with the exception of Multi-employer Plans) together with all attachments thereto, including any actuarial statement required to be made under 103(d) of ERISA promptly following the date on which such Form is filed with the Internal Revenue Service.

     (d) Furnish to the Administrative Agent forthwith upon filing or receipt, as the case may be (i) a copy of the Company report, or any demand sent or received by the Company or any of its Subsidiaries under Section 4041, 4042, 4043, 4063, 4065, 4066, or 4068 of ERISA; (ii) a statement of the action, if any, which the Company or such Subsidiary proposes to take with respect to such Company report, or demand sent or received by the Company or such Subsidiary under Section 4041, 4042, 4043, 4063, 4065, 4066 or 4068 of ERISA; (iii) a copy of all correspondence with the PBGC, the Secretary of Labor or any representative of the IRS with respect to any Plan, relating to an actual or threatened change or development which could reasonably be expected to be materially adverse to the Company or any of its Subsidiaries; (iv) copies of all actuarial valuations received by the Company with respect to any Plan; and (v) copies of any notices of Plan termination filed by any Plan Administrator (as those terms are used in ERISA) with the PBGC and of any notices from PBGC to the Company with respect to the intent of the PBGC to institute involuntary termination proceedings.

     (e) Cause any Plan maintained by the Company or any of its Subsidiaries to pay all benefits guaranteed by the PBGC when due, except where the obligation to pay such benefits is being contested in good faith by the Company or any of its Subsidiaries.

     6.12  Depreciation Schedule.  For purposes of calculation of all of the
           ---------------------
financial covenants contained in this Agreement, the Company will, and will cause the Parent and each of the Company's Subsidiaries to, (a) calculate depreciation on such Person's Transportation Equipment and all other depreciable assets in accordance with the depreciation schedules for such assets set forth in Schedule 6.12, and (b) with respect to depreciable assets acquired from and after the Closing Date, calculate depreciation for such assets in accordance with depreciation schedules similar to those set forth in Schedule 6.12 for similar assets.

     6.13  Perform Obligations.  Pay and discharge all of its obligations and
           -------------------
liabilities, including, all material taxes, assessments and governmental charges upon its income and properties, when due, unless and only to the extent that such obligations, liabilities, taxes, assessments and governmental charges shall be contested in good faith and by appropriate proceedings diligently conducted and that, to the extent required by GAAP then in effect, proper and adequate book reserves relating thereto are established and maintained by the Company, or, as the case may be, by the appropriate Subsidiary or the Parent.

     6.14  Comply with ERISA.  Comply with all applicable provisions of ERISA
           -----------------
now or hereafter in effect with respect to the Plans, Welfare Plans and Multi-employer Plans set forth on Schedule 5.12 and all other Plans, Welfare Plans and Multi-employer Plans hereafter established unless and only to the extent that such compliance is contested in good faith and by appropriate proceedings diligently conducted and that, to the extent required by GAAP then in effect, proper and adequate book reserves relating thereto are established and maintained by the Company, or, as the case may be, by the appropriate Subsidiary or the Parent. The Company shall promptly notify the Administrative Agent of the establishment or assumption of any Plans, Welfare Plans and Multi-employer Plans in addition to the plans set forth on Schedule 5.12, and upon such notification, such plans shall be deemed to be included on such Schedule.

     6.15  Environmental Compliance.  If any claim is made, or any obligation
           ------------------------
arises, under any Environmental Law, the Parent, the Company or such Subsidiary shall, if such claim or obligation could singly or in the aggregate reasonably be expected to have a Material Adverse Effect on the Company, undertake any required removal or containment so as to comply with such Environmental Law or contest such claim or obligation in good faith by appropriate proceedings diligently conducted and, to the extent required by GAAP then in effect, establish and maintain proper and adequate book reserves with respect thereto.

     6.16  Debt Rating.  Notify the Administrative Agent, by telephone,
           -----------
facsimile, telex or cable, in each case confirmed, immediately in the manner specified in Section 20, of any change in the rating of the Company's long-term senior unsecured debt by Moody's or S&P (or any other applicable rating agency) within five (5) Business Days of such change.

7.   CERTAIN NEGATIVE COVENANTS.
     --------------------------

     The Company covenants and agrees that, so long as any portion of the Commitments remains outstanding, or until such date as the Loans and all other Obligations have been paid and satisfied in full, whichever shall later occur, the following covenants will be complied with:

     7.1  Liens.  The Company shall not create or permit to exist any mortgage,
          -----
charge, pledge, deed of trust, financing lease under which the Company is the lessee, security interest or other similar consensual encumbrance ("Liens") on
                                                                    -----
any of its property, whether owned at the date hereof or hereafter acquired, other than:

     (a) Liens on Transportation Equipment, securing Acquired Equipment Indebtedness;

     (b) Liens on Transportation Equipment, securing Purchase Money Equipment Indebtedness, but only on the Transportation Equipment in respect of which such Purchase Money Equipment Indebtedness was incurred;

     (c)  Liens on real property;

     (d)  Liens incurred, or deposits made, in the ordinary course of business
(i) in connection with workmen's compensation, unemployment insurance, social security and other like laws, or (ii) to secure the performance of letters of credit, bids, tenders, sales contracts, leases, statutory obligations, surety appeal and performance bonds and other similar obligations not incurred in connection with Indebtedness, or (iii) in connection with the opening of commercial letters of credit naming the Company as account party;

     (e) Liens on Transportation Equipment securing Lease Obligations; provided, that no such Lease Obligations shall arise out of the sale and leaseback of Transportation Equipment unless the sale and leaseback in question is entered into prior to, at the time of or within 180 days of the acquisition of the Transportation Equipment being sold and leased back; and provided, further, that the leasing of Transportation Equipment which has been remanufactured so that it is the substantial equivalent of new equipment shall be considered the leasing of new equipment and not of used equipment which was remanufactured and subsequently sold and leased back; and

     (f) Liens to secure Indebtedness and other obligations which are not referred to as permitted Liens in subsections (a), (b), (c), (d) or (e) above; provided, that the aggregate principal amount of Indebtedness and other obligations secured thereby at any one time outstanding shall not exceed three percent (3%) of the Net Worth of the Company and its consolidated Subsidiaries;

unless, prior to or simultaneously with the granting of any such Lien not referred to in (a) through (f) above, the Company shall have executed and delivered to a Collateral Trustee (as hereinafter defined), a security agreement and such other documents as the Collateral Trustee may reasonably request, each in form and substance reasonably satisfactory to the Administrative Agent, granting to the Collateral Trustee a Lien on the assets of the Company subject to such Lien, such Lien to be for the equal and ratable benefit of the Administrative Agent and the Banks and such other holder or holders of Indebtedness with which the Company has agreed to permit such holders to share in such Lien. Such security agreement and other documents may provide, at the option of the Company, that the Lien granted to the Collateral Trustee thereunder shall terminate upon the termination of all other Liens for the benefit of such other holder or holders of Indebtedness. The "Collateral
                                                               ----------
Trustee" shall be such Person as may be selected by the Company, or any holder
-------
of Indebtedness to whom the Company has specifically granted the right to select such Collateral Trustee, and who shall be entitled to act without qualification or who, if required, shall qualify to act as such under the Trust Indenture Act of 1939.

     7.2  Maximum Secured Equipment Indebtedness of Company.  The Company shall
          -------------------------------------------------
not permit Secured Equipment Indebtedness (including Lease Obligations) of the Company to exceed 15% of the Net Worth of the Company at the end of any fiscal quarter.

     7.3  Maximum Equipment Indebtedness. The Company shall not permit the
          ------------------------------
Equipment Indebtedness (less Secured Equipment Indebtedness) of the Company to exceed 90% of the Net Book Value of the Company's Transportation Equipment (less the Net Book Value of Equipment which secures or is subject to leases which secure Secured Equipment Indebtedness) plus the amount of its Cash, in each case as of the end of each fiscal quarter.

     7.4   Consolidated Leverage Ratio. The Parent shall not permit the ratio of
           ---------------------------
Consolidated Liabilities of the Parent and its Subsidiaries to Consolidated Net Worth of the Parent and its Subsidiaries to exceed 4.50 to 1.00 at any time.

     7.5   Consolidated Cash Flow Coverage Ratio.  The Company shall not permit
           -------------------------------------
the ratio of (a) Consolidated Cash Flow of the Company and its Subsidiaries for the four (4) fiscal quarters ending on the last day of any fiscal quarter to (b) the Consolidated Cash Requirements of the Company and its Subsidiaries for the four (4) fiscal quarters ending on the last day of such fiscal quarter to be less than 1.25 to 1.00.

     7.6  Investments in the Parent. The Company shall not acquire any of the
          -------------------------
capital stock of the Parent except for the purpose of the immediate retirement of any such capital stock.

     7.7  Mergers, Acquisitions, etc.
          --------------------------

     (a) Neither the Parent, the Company nor any of their Subsidiaries shall consolidate with or merge into any other corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and neither the Parent, the Company nor any of their Subsidiaries shall permit any Person to consolidate with or merge into the Parent, the Company or any of their Subsidiaries, as the case may be, or convey, transfer or lease its properties and assets substantially as an entirety to the Parent, the Company or any of their Subsidiaries, as the case may be, unless:

          (i) in case the Parent, the Company or any of their Subsidiaries, as the case may be, shall consolidate with or merge into another corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the corporation formed by such consolidation or into which the Parent or the Company or any of their Subsidiaries, as the case may be, is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Parent or the Company or any of their Subsidiaries, as the case may be, substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an instrument, executed and delivered to the Administrative Agent, in form reasonably satisfactory to the Administrative Agent and its counsel, in the case of the Company, the due and punctual payment of the principal of (and premium,if any) and interest on the Notes and the performance and observance of every covenant of this Agreement on the part of the Company to be performed or observed and, in the case of the Parent, the due and punctual performance of the Guaranty and the performance and observance of every covenant in the Guaranty to be performed or observed by the Parent;

          (ii) immediately after giving effect to such transaction and treating any Indebtedness which becomes an obligation of the Company or a Subsidiary or of the Parent or a Subsidiary or of the Parent or a Subsidiary as a result of such transaction as having been incurred by the Company, the Parent or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

          (iii) as a result of any such consolidation or merger or conveyance, transfer or lease none of the properties or assets of the Company, the Parent or a Subsidiary would become subject to a Lien, which would not be permitted by this Agreement; and

          (iv) the Company or the Parent, as the case may be, has delivered to the Administrative Agent a certificate executed by its President or any of its Vice Presidents and its Secretary, any of its Assistant Secretaries, its Clerk or any of its Assistant Clerks and an opinion of counsel reasonably satisfactory to the Administrative Agent addressed to the Banks, each stating that all conditions precedent herein provided for relating to such consolidation, merger, conveyance, transfer or lease have been complied with.

     (b) Upon any consolidation by the Company or the Parent, as the case may be, with or merger by the Company or the Parent, as the case may be, into any other corporation or any conveyance, transfer or lease of the properties and assets of the Company or the Parent, as the case may be, substantially as an entirety in accordance with this Section 7.7, the successor corporation formed by such consolidation or into which the Company or the Parent, as the case may be, is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or the Parent, as the case may be, under this Agreement and the other Loan Documents, as the case may be, with the same effect as if such successor corporation had been named as the Company or the Parent, as the case may be, herein; provided, that neither the Company, nor the Parent, and thereafter, except in the case of a lease, the predecessor corporation shall be relieved of their respective obligations and covenants under this Agreement or any other Loan Document, as the case may be.

     (c) The provisions of subsections 7.7(a) and (b) shall not apply to a concurrent merger of the Company into the Parent or a concurrent merger of the Parent into the Company, provided that each of the following conditions are met:
(i) the Company gives the Administrative Agent no less than five (5) Business Days prior written notice of such merger; (ii) the merger involves no Persons other than the Company and the Parent; (iii) immediately after giving effect to such Merger, no Event of Default, and no event which, after notice, or lapse of time, or both, would become an Event of Default, shall have happened and be continuing; (iv) as the result of such merger or consolidation, none of the properties or assets of the Company, the Parent or any of their respective Subsidiaries would become subject to a Lien which would not be permitted by this Agreement; and (v) the Company delivers to the Administrative Agent a certificate executed by its President or any of its Vice Presidents and its Secretary stating that all conditions of this subsection 7.7(c) relating to such merger have been complied with. The succeeding corporation of such merger shall succeed to, and be substituted for, and may exercise every right and power of, the Company and the Parent under this Agreement or any other Loan Document, with the same effect as if such successor corporation had been named as the Company and the Parent; provided, that neither the Company nor the Parent, and thereafter, any predecessor corporation, if any, shall be relieved of their respective obligations and covenants under this Agreement, the Notes or the Guaranty.

      7.8 Changes in Business. The Company will not, and it will not permit any
          -------------------
of its Subsidiaries, to make any material change in its business, or in the nature of its operations, or liquidate or dissolve itself (or suffer any liquidation or dissolution).

      7.9 ERISA. The Company shall not directly or indirectly, and will not
          -----
permit any member of any Controlled Group to directly or indirectly, enter into any new Plan, Welfare Plan or Multi-employer Plan without complying with the notification obligations contained in Section 6.14 hereof.

 8.   EVENTS OF DEFAULT; ACCELERATION.
      -------------------------------

      Any of the following shall constitute an "Event of Default":
                                                ----------------

      (a) the Company shall default in any payment of any principal amount outstanding hereunder or under any Notes when due and payable, whether at maturity or at any date fixed for payment or prepayment or by declaration or otherwise; or

      (b) the Company shall fail to pay any interest with respect to principal outstanding hereunder, or any fee pursuant to the terms of Section 2.9, within five (5) Business Days after the date due and payable, whether at maturity or at any date fixed for payment or prepayment or by declaration or otherwise, other than due to a failure of the Administrative Agent to charge an account of the Company having a sufficient credit balance; or

      (c) there shall be a default in the performance of or compliance with any covenant in Section 7 hereof; or

      (d) the Company shall default in the performance of or compliance with any term contained herein (other than those referred to above in this Section 8), and such default shall not have been remedied within thirty (30) Business Days after the occurrence thereof; or

      (e) any representation or warranty made in writing by or on behalf of the Company herein, in any other Loan Document or in connection with any of the transactions contemplated hereby shall prove to have been false or incorrect in any material respect on the date as of which made; or

      (f) the Parent, the Company or any of their respective Subsidiaries shall default (as principal or guarantor or other surety) in the payment of any principal or premium, if any, of, or interest or fees on, any other Indebtedness to any Bank, or any other Indebtedness in respect of borrowed money in an aggregate principal amount of $10,000,000 or more (which default is in payment thereof at its stated maturity or shall result in such Indebtedness becoming or being declared due prior to the scheduled maturity thereof) or if the Parent, the Company or any of their respective Subsidiaries shall fail to comply (and such failure to comply has not been cured or waived) with any of the terms of any document evidencing any such Indebtedness or any mortgage, pledge, assignment, indenture or other document relating thereto, and as a consequence of any of the foregoing, the holder of such Indebtedness shall have the right to declare all amounts payable with respect thereto to be due and payable by reason of such default prior to the scheduled maturity thereof or demand payment of all amounts payable in respect of any Indebtedness payable on demand; or

     (g) if the Parent, the Company or any of their respective Subsidiaries makes an assignment for the benefit of creditors, or petitions or applies for the appointment of a liquidator or receiver of or for any of such Persons, or of any substantial part of the respective assets thereof, or commences any proceeding relating to any of such Persons under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect; or

     (h) if any such petition or application is filed or any such proceeding is commenced against the Parent, the Company or any of their respective Subsidiaries, and any of such Persons indicates its approval thereof, consents thereto or acquiesces therein, or any such petition, application or proceeding remains undischarged for thirty (30) days, or an order is entered appointing any such liquidator or receiver, or adjudicating the Parent, the Company or any of their respective Subsidiaries bankrupt or insolvent, or approving a petition in any such proceeding; or

     (i) any order is entered in any proceeding by or against the Parent, the Company or any of their respective Subsidiaries decreeing or permitting the dissolution or split-up of any of such Persons or the winding-up of the affairs of any of such Persons; or

     (j) there shall be in force, undischarged, unsatisfied and unstayed, for more than thirty (30) days, whether or not consecutive, any final judgment (from which all appeals have been taken and determined or as to which all time for the taking of appeals has lapsed) in excess of $1,000,000 in the aggregate against the Parent, the Company or any of their respective Subsidiaries; or

     (k) any representation or warranty made in writing by or on behalf of the Parent in the Guaranty, in any other Loan Document or in connection with any of the transactions contemplated hereby or thereby shall prove to have been false or incorrect in any material respect on the date as of when made, or if the Parent shall default in respect of any of its obligations under the Guaranty or if the Guaranty shall cease to be in full force and effect without the prior written consent of the Banks; or

     (l) the Parent shall at any time own, beneficially, and of record, less than a majority of all of the issued and outstanding shares of capital stock of the Company having ordinary voting rights for the election of directors.

 9.  NOTICE AND WAIVERS OF DEFAULT.
     -----------------------------

     9.1 Notice of Default. If any Person shall give any notice or take any
         -----------------
other action in respect of a claimed default (whether or not constituting an Event of Default) under this Agreement or any other document as to which the Parent, the Company or any of their respective Subsidiaries is a party or obligor, whether as principal or surety, the Company shall forthwith give written notice thereof to the Administrative Agent (which shall promptly give notice thereof to each of the Banks), describing the notice or action and the nature of the claimed default.

     9.2 Waivers of Default. Any Default or Event of Default may be waived as
         ------------------
provided in Section 24. Any Default or Event of Default so waived shall be deemed to have been cured and to be not continuing; but no such waiver shall extend to or affect any subsequent like default or impair any rights arising therefrom.

 10.  REMEDIES ON DEFAULT.
      -------------------

      10.1   Rights of Banks. If any Event of Default occurs, the Administrative
             ---------------
Agent shall at the request of, or may with the consent of, the Majority Banks,

      (a) declare the Commitment of each Bank to make Loans to be terminated, whereupon such Commitments shall be terminated;

      (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company; and

      (c) exercise on behalf of itself and the Banks all rights and remedies available to it and the Banks under the Loan Documents or applicable law;

provided, that upon the occurrence of any event specified in subsection (g), (h) or (i) of Section 8, the obligation of each Bank to make Loans shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable without further act of the Administrative Agent or any Bank.

      10.2   Set-off; Sharing.
             ----------------

      (a)    Set-off. In addition to any rights and remedies of the Banks
             -------
provided by applicable law, if an Event of Default exists or the Loans have been accelerated, each Bank is authorized at any time and from time to time, without prior notice to the Company, any such notice being waived by the Company to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Bank to or for the credit or the account of the Company against any and all Obligations owing to such Bank, now or hereafter existing, irrespective of whether or not the Administrative Agent or such Bank shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured. Each Bank agrees promptly to notify the Company and the Administrative Agent after any such set-off and application made by such Bank; provided, that the failure to give such notice shall not affect the validity of such set-off and application.

      (b)    Sharing. If, other than as expressly provided elsewhere herein, any
             -------
Bank shall obtain on account of the Loans made by it, or the participations in Swing Line Loans held by it, any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its Pro Rata Share, such Bank shall immediately (a) notify the Administrative Agent of such fact, and (b) purchase from the other Banks such participations in the Loans made by them or such subparticipations in the participations in Swing Line Loans held by them, as the case may be, as shall be necessary to cause such purchasing Bank to share the excess payment in respect of such

Loans or such participations, as the case may be, pro rata with each of them; provided, that if all or any portion of such excess payment is thereafter recovered from the purchasing Bank, such purchase shall to that extent be rescinded and each other Bank shall repay to the purchasing Bank the purchase price paid therefor, together with an amount equal to such paying Bank's ratable share (according to the proportion of (i) the amount of such paying Bank's required repayment to (ii) the total amount so recovered from the purchasing
Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Company agrees that any Bank so purchasing a participation from another Bank may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to this Section 10) with respect to such participation as fully as if such Bank were the direct creditor of the Company in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section 10.2(b) and will in each case notify the Banks following any such purchases or repayments.

 11. THE ADMINISTRATIVE AGENT.
     ------------------------

     11.1  Appointment and Authorization. Each Bank hereby irrevocably (subject
           -----------------------------
to Section 11.9) appoints, designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" herein and in the other Loan Documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

     11.2  Delegation of Duties. The Administrative Agent may execute any of its
           --------------------
duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct.

     11.3  Liability of Administrative Agent. None of the Administrative Agent-
           ---------------------------------
Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Banks for any recital, statement, representation or warranty made by the Parent, the Company or any of their respective Subsidiaries, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Company or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Administrative Agent-Related Person shall be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions (other than delivery to the Administrative Agent of the documents described in subsections 4.1(a), (b) and
(d)) of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Parent, the Company or any of their respective Subsidiaries.

      11.4   Reliance by Administrative Agent.
             --------------------------------

      (a) The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Company), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Majority Banks as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Majority Banks (or when expressly required hereby or thereby, all the Banks) and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Banks.

      (b) For purposes of determining compliance with the conditions specified in Section 4.1, each Bank that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Administrative Agent to such Bank for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Bank.

      11.5   Notice of Default. The Administrative Agent shall not be deemed to
             -----------------
have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Banks, unless the Administrative Agent shall have received written notice from a Bank or the Company referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". The Administrative Agent will promptly notify the Banks of its receipt of any such notice. The Administrative Agent shall take such action with respect to such Default or Event of Default as may be requested by the Majority Banks in accordance with Section 10.1; provided, that unless and until the Administrative Agent has received any such request, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Banks.

      11.6   Credit Decision. Each Bank acknowledges that none of the
             ---------------
Administrative Agent-Related Persons has made any representation or warranty to it, and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Parent, the Company and their respective Subsidiaries, shall be deemed to constitute any representation or warranty by any Administrative Agent-Related Person to such Bank. Each Bank represents to the Administrative Agent that it has, independently and without reliance upon any Administrative Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Parent, the Company and their respective Subsidiaries, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Company hereunder. Each Bank also represents that it will, independently and without reliance upon any Administrative Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Company. Except for notices, reports and other documents expressly herein required to be furnished to the Banks by the Administrative Agent, the Administrative Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Parent, the Company, or any of their respective Subsidiaries, which may come into the possession of any of the Administrative Agent-Related Persons.

      11.7   Indemnification of Administrative Agent.  Whether or not the
             ---------------------------------------
transactions contemplated hereby are consummated, the Banks shall indemnify upon demand the Administrative Agent-Related Persons (to the extent not reimbursed by or on behalf of the Company and without limiting the obligation of the Company to do so), pro rata, from and against any and all Indemnified Liabilities; provided, that no Bank shall be liable for the payment to the Administrative Agent-Related Persons of any portion of such Indemnified Liabilities to the extent resulting from such Person's gross negligence or willful misconduct; provided further, that no action taken in accordance with the directions of the Majority Banks shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 11.7. Without limitation of the foregoing, each Bank shall reimburse the Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Company. The undertaking in this Section 11.7 shall survive the payment of all Obligations hereunder and the resignation or replacement of the Administrative Agent.

      11.8   Agents in Individual Capacity. Each of the Agents and its
             -----------------------------
affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Parent, the Company and their respective Subsidiaries as though such Person were not an Agent hereunder and without notice to or consent of the other Agents or the Banks. The Banks acknowledge that, pursuant to such activities, each Agent and its affiliates may receive information regarding the Parent, the Company or their respective Subsidiaries (including information that may be subject to confidentiality obligations in favor of any of such Persons) and acknowledge that such Agent shall be under no obligation to provide such information to them. With respect to their respective Loans, the Syndication Agent and the Documentation Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any other Bank and may exercise the same as though such Persons were not an Agent or an affiliate of an Agent, as the case may be.

      11.9   Successor Administrative Agent. The Administrative Agent may resign
             ------------------------------
as Administrative Agent upon 30 days' notice to the Banks and the Company. If the Administrative Agent resigns under this Agreement, the Majority Banks shall appoint from among the Banks a successor administrative agent for the Banks, which successor administrative agent shall be approved by the Company at all times other than during the existence of an Event of Default (which approval of the Company shall not be unreasonably withheld or delayed). If no successor administrative agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Banks and the Company, a successor administrative agent from among the Banks. Upon the acceptance of its appointment as successor administrative agent hereunder, such successor administrative agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term "Administrative Agent" shall mean such successor administrative agent and the retiring Administrative Agent's appointment, powers and duties as Administrative Agent shall be terminated. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Section 11 and Section 15 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. If no successor agent has accepted appointment as Administrative Agent by the date which is thirty (30) days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the Banks shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Majority Banks appoint a successor agent as provided for above.

      11.10  Withholding Tax.  Each Bank that is a "foreign corporation,
             ---------------
partnership or trust" within the meaning of the Code (a "Foreign Lender") shall
                                                         --------------
deliver to the Administrative Agent, prior to receipt of any payment subject to withholding under the Code (or after accepting an assignment of an interest herein), two duly signed completed copies of either IRS Form W-8BEN or any successor thereto (relating to such Person and entitling it to an exemption from, or reduction of, withholding tax on all payments to be made to such Person by the Company pursuant to this Agreement) or IRS Form W-8ECI or any successor thereto (relating to all payments to be made to such Person by the Company pursuant to this Agreement) or such other evidence satisfactory to the Company and the Administrative Agent that such Person is entitled to an exemption from, or reduction of, U.S. withholding tax. Thereafter and from time to time, each such Person shall (a) promptly submit to the Administrative Agent such additional duly completed and signed copies of one of such forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may then be available under then current United States laws and regulations to avoid, or such evidence as is satisfactory to the Company and the Administrative Agent of any available exemption from or reduction of, United States withholding taxes in respect of all payments to be made to such Person by the Company pursuant to this Agreement, (b) promptly notify the Administrative Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction, and (c) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Bank, and as may be reasonably necessary (including the re-designation of its Lending Office) to avoid any requirement of applicable Laws that the Company make any deduction or withholding for taxes from amounts payable to such Person. If such Person fails to deliver the above forms or other documentation, then the Administrative Agent may withhold from any interest payment to such Person an amount equivalent to the applicable withholding tax imposed by Sections 1441 and 1442 of the Code, without reduction. If any Governmental Authority asserts that the Administrative Agent did not properly withhold any tax or other amount from payments made in respect of such Person, such Person shall indemnify the Administrative Agent therefor, including all penalties and interest, any taxes imposed by any jurisdiction on the amounts payable to the Administrative Agent under this Section, and costs and expenses (including Attorney Costs) of the Administrative Agent. The obligation of the Banks under this Section shall survive the payment of all Obligations and the resignation or replacement of the Administrative Agent.

      11.11  Syndication Agent and Documentation Agent. Neither the Syndication
             -----------------------------------------
Agent nor the Documentation Agent shall have or be deemed to have any right, power, obligation, liability, responsibility or duty under this Agreement by virtue of such titles other than those applicable to all Banks as such. Without limiting the foregoing, neither the Syndication Agent nor the Documentation Agent shall have or be deemed to have any fiduciary relationship with any Bank. Each Bank acknowledges that it has not relied, and will not rely, on the Syndication Agent or the Documentation Agent in deciding to enter into this Agreement or in taking or not taking action hereunder.

 12.  ASSIGNMENT; PARTICIPATION.
      -------------------------

      12.1   Assignments.
             -----------

      (a) Any Bank may, with the written consent of the Company (at all times other than during the existence of an Event of Default) and the Administrative Agent, which consents shall not be unreasonably withheld, at any time assign and delegate to one or more Eligible Assignees (provided that no written consent of the Company or the Administrative Agent shall be required in connection with any assignment and delegation by a Bank to another Bank or to an Eligible Assignee that is an affiliate of the assignor Bank) (each an "Assignee") all, or any
                                                     --------
ratable part of all, of the Loans (including for purposes of this clause (a), participations in Swing Line Loans), the Commitment and the other rights and obligations of such Bank hereunder, in a minimum amount of $10,000,000; provided that such minimum amount shall not apply in the case of an assignment of the entire remaining amount of the assignor Bank's Commitment and the Loans at the time owing to it or in the case of an assignment by a Bank to another Bank or to an Eligible Assignee that is an affiliate of the assignor Bank; provided further that the Company and the Administrative Agent may continue to deal solely and directly with such Bank in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Company and the Administrative Agent by such Bank and the Assignee; (ii) such Bank and its Assignee shall have delivered to the Company and the Administrative Agent an Assignment and Acceptance Agreement in substantially the form of Exhibit F ("Assignment and Acceptance"), together with
                                      -------------------------
ny Note or Notes subject to such assignment, and (iii) the assignor Bank or Assignee has paid to the

Administrative Agent a processing fee in the amount of $3,500. From and after the date that the Administrative Agent notifies the assignor Bank that it has received (and provided its consent with respect to) an executed Assignment and Acceptance and payment of the above-referenced processing fee, (I) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Bank under the Loan Documents, and (II) the assignor Bank shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Documents.

     (b) Within five (5) Business Days after its receipt of notice by the Administrative Agent that it has received an executed Assignment and Acceptance and payment of the processing fee (and provided that it consents to such assignment in accordance with subsection 12.1(a)), the Company shall execute and deliver to the Administrative Agent, a new Note evidencing such Assignee's assigned Loans and Commitment and, if the assignor Bank has retained a portion of its Loans and Commitment and so requests, a replacement Note evidencing such retained Loans and Commitment (such Notes to be in substitution for, but not in payment of, the Note held by such Bank). Immediately upon payment of the processing fee under the Assignment and Acceptance, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitment of the assigning Bank pro tanto.
                                 --- -----

     (c) Notwithstanding anything to the contrary contained herein, if at any time Bank of America assigns all of its Pro Rata Share of the Commitment and Loans pursuant to subsection 12.1(a), Bank of America may upon three Business Days' notice to the Company, terminate the Swing Line. In the event of any such termination of the Swing Line, the Company shall be entitled to appoint from among the Banks a successor Swing Line Lender hereunder; provided, that no failure by the Company to appoint any such successor shall affect the termination of the Swing Line. If Bank of America terminates the Swing Line, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such termination, including the right to require the Banks to make Base Rate Loans or fund participations in outstanding Swing Line Loans pursuant to subsection 2.1(b)(iii).

     12.2 Participations. Any Bank may at any time sell to one or more
          --------------
commercial banks or other Persons not affiliates of the Company (a "Participant") participating interests in any Loans (including such Bank's
 -----------
participations in Swing Line Loans), the Commitment of that Bank and the other interests of that Bank (the "originating Bank") hereunder and under the other
                             ----------------
Loan Documents; provided, that (i) the originating Bank's obligations under this Agreement shall remain unchanged, (ii) the originating Bank shall remain solely responsible for the performance of such obligations, (iii) the Company and the Administrative Agent shall continue to deal solely and directly with the originating Bank in connection with the originating Bank's rights and obligations under this Agreement and the other Loan Documents, and (iv) no Bank shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment, consent or waiver would require unanimous consent of the Banks as described in the first
                 -----
proviso to Section 24. In the case of any such participation, the Participant
-------
shall not have any rights under this Agreement, or any other Loan Documents, and all amounts payable by the Company hereunder shall be determined as if such Bank had not sold such participation, except that if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Bank under this Agreement.

     A Participant shall not be entitled to receive any greater payment under
Section 3.1 or 3.3 than the originating Bank would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Company's prior written consent. A Participant that would be a Foreign Lender if it were a Bank shall not be entitled to the benefits of Section 3.1 unless the Company is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Company and the Administrative Agent, to comply with Section
10.11 as though it were a Bank.

     Notwithstanding any other provision in this Agreement, any Bank may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement and any Note held by it in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR (S)203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

 13. CONSENT TO JURISDICTION; WAIVER OF TRIAL BY JURY.
     ------------------------------------------------

     (a) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF ILLINOIS SITTING IN CHICAGO OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE COMPANY, THE ADMINISTRATIVE AGENT AND EACH BANK CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE COMPANY, THE ADMINISTRATIVE AGENT AND EACH BANK IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO. THE COMPANY, THE ADMINISTRATIVE Agent AND EACH BANK WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

     (b) Nothing in this Section 13 shall affect the right of the Administrative Agent or any Bank to serve legal process in any other manner permitted by law or affect the right of the Administrative Agent or any Bank to bring any action or proceeding against the Company or its property in the courts of any other jurisdictions.

     (c) EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

 14. BINDING ACT.
     -----------

     This Agreement shall become effective when it shall have been executed by all of the parties hereto and the conditions precedent set forth in Section 4.1 shall have been satisfied, and shall be binding upon and inure to the benefit of the Company, the Banks and the Administrative Agent and their respective successors and assigns, except that the Company shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Banks and any attempted assignment without such consent shall be void.

 15. FEES AND EXPENSES; INDEMNITY.
     ----------------------------

     15.1     Costs and Expenses.  The Company shall:
              ------------------

     (a) whether or not the transactions contemplated hereby are consummated, pay or reimburse the Administrative Agent and the Arranger within five Business Days after demand for all costs and expenses incurred by such Persons in connection with the development, preparation, delivery, administration and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement, any Loan Document and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including reasonable Attorney Costs incurred by the Administrative Agent with respect thereto; and

     (b) pay or reimburse the Administrative Agent, the Arranger and each Bank within five Business Days after demand for all costs and expenses (including Attorney Costs) incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or any other Loan Document during the existence of an Event of Default or after acceleration of the Loans (including in connection with any "workout" or restructuring regarding the Loans, and including in any insolvency proceeding or appellate proceeding).

     15.2     Company Indemnification.  Whether or not the transactions
              -----------------------
contemplated hereby are consummated, the Company shall indemnify and hold the Administrative Agent-Related Persons, and each Bank and each of its respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any
                             ------------------
and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including reasonable Attorney Costs) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans and the termination, resignation or replacement of the Administrative Agent or replacement of any Bank) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any insolvency proceeding or appellate proceeding) related to or arising out of this Agreement or the Loans or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided, that the
                              -----------------------
Company shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities to the extent resulting from the gross negligence or willful misconduct of such Indemnified Person. The agreements in this Section 15.2 shall survive payment of all other Obligations and termination of this Agreement.

 16. REMEDIES CUMULATIVE.
     -------------------

     Each and every right granted to the Banks and the Administrative Agent hereunder or under any other document delivered hereunder or in connection herewith, or allowed them by law or equity, shall be cumulative and may be exercised from time to time. No failure on the part of any Bank or the Administrative Agent to exercise, and no delay in exercising, any right shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other or future exercise thereof or the exercise of any other right. The due payment and performance of the Company's Obligations under this Agreement shall be without regard to any counterclaim, right of offset or any other claim whatsoever which the Company may have against the Banks and the Administrative Agent and without regard to any other obligation of any nature whatsoever which the Banks and the Administrative Agent may have to the Company, and no such counterclaim (other than any compulsory counterclaims) or offset shall be asserted by the Company in any action, suit or proceeding instituted by the Administrative Agent or any Bank for payment or performance of the Company's Obligations.

 17. FURTHER ASSURANCES.
     ------------------

     At any time and from time to time, upon the request of any Bank or the Administrative Agent, the Company shall execute, deliver and acknowledge or cause to be executed, delivered and acknowledged, such further documents and do such other acts and things as such Bank or the Administrative Agent may reasonably request in order to fully effect the purposes of this Agreement, the other Loan Documents and any other documents delivered pursuant hereto or in connection with the Loans.

 18. SURVIVAL OF COVENANTS.
     ---------------------

     All covenants, agreements, representations and warranties made herein and in any document delivered by or on behalf of the Company pursuant hereto are material and shall be deemed to have been relied upon by the Administrative Agent and the Banks, notwithstanding any investigation heretofore or hereafter made by the Administrative Agent or the Banks, and shall survive the making by the Banks of the Loans as herein contemplated and shall continue in full force and effect so long as any Obligations remain outstanding and unpaid. All statements contained in any certificate or other document delivered to the Administrative Agent or the Banks at any time by or on behalf of the Company pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by the Company hereunder.

 19. SEVERABILITY.
     ------------

     The provisions of this Agreement are severable, and if any clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Agreement in any jurisdiction.

 20. NOTICE.
     ------

     (a) All notices, requests and other communications shall be in writing (including by facsimile transmission) and mailed, faxed or delivered, to the address, facsimile number or (subject to subsection (e) below) electronic mail specified for notices on Schedule 20; or, as directed to the Company, the Swing Line Lender or the Administrative Agent, to such other address as shall be designated by such party in a written notice to the other parties, and as directed to any other party, at such other address as shall be designated by such party in a written notice to the Company, the Swing Line Lender and the Administrative Agent.

     (b) All such notices, requests and communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine and receipt has been confirmed by telephone, respectively, or if mailed, upon the third Business Day after the date deposited into the U.S. mail, or if delivered, upon delivery, or if delivered by electronic mail (which form of delivery is subject to the provisions of subsection (e) below), when delivered; except that notices pursuant to Section 2 or Section 11 shall not be effective until actually received by the Administrative Agent or the Swing Line Lender, as appropriate.

     (c) Any agreement of the Administrative Agent, the Swing Line Lender and the Banks herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Company. The Administrative Agent, the Swing Line Lender and the Banks shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Company to give such notice and the Administrative Agent, the Swing Line Lender and the Banks shall not have any liability to the Company or other Person on account of any action taken or not taken by the Administrative Agent, the Swing Line Lender or the Banks in reliance upon such telephonic or facsimile notice. The obligation of the Company to repay the Loans shall not be affected in any way or to any extent by any failure by the Administrative Agent, the Swing Line Lender and the Banks to receive written confirmation of any telephonic or facsimile notice or the receipt by the Administrative Agent, the Swing Line Lender and the Banks of a confirmation which is at variance with the terms understood by the Administrative Agent, the Swing Line Lender and the Banks to be contained in the telephonic or facsimile notice.

     (d) Loan Documents may be transmitted or signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on the Company, the Administrative Agent, the Swing Line Lender and the Banks. The Administrative Agent or the Swing Line Lender may also require that any such documents and signatures be confirmed by a manually-signed original thereof; provided, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

     (e) Electronic mail and internet and intranet websites may be used only to distribute routine communications, such as financial statements and other information, and to distribute Loan Documents for execution by the parties thereto, and may not be used for any other purpose.

 21. GOVERNING LAW.
     -------------

     THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF ILLINOIS APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE ADMINISTRATIVE AGENT AND EACH BANK SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

 22. MISCELLANEOUS.
     -------------

     The rights and remedies herein expressed are cumulative and not exclusive of the other rights which the Banks would otherwise have. Any documents required by any of the provisions hereof to be in the form annexed hereto as an exhibit shall be substantially in such form with such changes therefrom, if any, as may be approved by the Majority Banks and the Company. The captions in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof. This Agreement, and any amendment, consent or waiver executed and delivered hereunder or in connection herewith or with any other Loan Document, may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one document. In proving this Agreement, it shall not be necessary to produce or account for more than one Agreement, executed by each of the parties hereto.

 23. ENTIRE AGREEMENT.
     ----------------

     THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES RELATING TO ANY OF THE PROVISIONS OF THIS AGREEMENT.

 24. CONSENTS, AMENDMENTS AND WAIVERS.
     --------------------------------

     No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by the Company therefrom, shall be effective unless the same shall be in writing and signed by the Majority Banks (or by the Administrative Agent at the written request of the Majority Banks) and the Company (or, in the case of the Guaranty, the Parent) and acknowledged by the Administrative Agent, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, that no such waiver, amendment, or consent shall, unless in writing and signed by all of the Banks and the Company (or, in the case of the Guaranty, the Parent) and acknowledged by the Administrative Agent, do any of the following:

     (a) increase or extend the Commitment of any Bank (or reinstate any Commitment terminated pursuant to Section 10.1);

     (b) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Banks (or any of them) hereunder or under any other Loan Document;

     (c) reduce the principal of, or the rate of interest specified herein on any Loan, or (subject to clause (ii) below) any fees or other amounts payable hereunder or under any other Loan Document;

     (d) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which is required for the Banks or any of them to take any action hereunder; or

     (e) amend this Section 24, or Section 10, or any provision herein providing for consent or other action by all Banks;

     (f) release, amend or otherwise modify the Guaranty;

and, provided, further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Majority Banks or all the Banks, as the case may be, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document, (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Majority Banks or all the Banks, as the case may be, affect the rights or duties of the Swing Line Lender under this Agreement or any other Loan Document, and (iii) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed by the parties thereto.

 25. OPTIONAL INCREASE IN COMMITMENTS.
     --------------------------------

     The Company may, from time to time prior to Termination Date, by means of a letter to the Administrative Agent substantially in the form of Exhibit G, request that the Commitment be increased by (a) increasing the Pro Rata Share of the Commitment of one or more Banks which have agreed to such increase and/or (b) adding one or more commercial banks or other Persons as a party hereto with a Pro Rata Share in an amount agreed to by any such commercial bank or other Person; provided that (i) no commercial bank or other Person shall be added as a party hereto without the written consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed); (ii) in no event shall the Commitment exceed $165,000,000 without the written consent of all Banks; and (iii) the Commitment under (and as defined in) the 364 Day Agreement shall be increased in proportion to the increased Commitment under this Agreement (provided that the 364 Day Agreement is then still in effect). Any increase in the Commitment pursuant to this Section 25 shall be effective three Business Days after the date on which the Administrative Agent has received and accepted the applicable increase letter in the form of Annex 1 to Exhibit G (in the case of an increase in the Commitment of an existing Bank) or assumption letter in the form of Annex 2 to Exhibit G (in the case of the addition of a commercial bank or other Person as a new
Bank). The Administrative Agent shall promptly notify the Company and the Banks of any increase in the amount of the Commitment pursuant to this Section 25 and of the Pro Rata Share of each Bank after giving effect thereto. The Company shall prepay any Loans outstanding on the effective date of any increase in the amount of the Commitment pursuant to this Section 25 (and pay additional amounts required pursuant to Section 3.4) to the extent necessary to keep the outstanding Loans ratable with any revised Pro Rata Share arising from any nonratable increase in the Commitment under this Section. This Section shall supersede any provisions in Section 24 to the contrary.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;
                            SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

                             XTRA, INC.


                             By:    Stephanie L. Johnson
                             Title: Vice President and Treasurer

                             Address for Notices: 200 Nyala Farms Road
                                                  Westport, CT 06880


                             Attention:     Michael J. Soja, Vice President and
                                            Chief Financial Officer
                             TEL:           (203) 291-3911
                             FAX:           (203) 221-8408
                             Electronic Mail: mjsoja@xtra.com

                         BANK OF AMERICA, N.A.,
                         individually, as a Bank, as Administrative Agent and as Swing Line Lender


                         By:    Sharon Burks Horos
                         Title: Vice President

                               FLEET NATIONAL BANK,
                               individually, as a Bank, and as Syndication Agent


                               By:    Margot Doering
                               Title: Vice President

                         BANK ONE, NA (Main Office Chicago),
                         individually, as a Bank, and as Documentation Agent


                         By:    Cory M. Helfand
                         Title: Vice President

                         UNION BANK OF CALIFORNIA, N.A.


                         By:    Alison A. Mason
                         Title: Vice President

                                   THE BANK OF NOVA SCOTIA


                                   By:    F.C.H. Ashby
                                   Title: Senior Manager Loan Operations

                                   THE CHASE MANHATTAN BANK


                                   By:    Carol A. Kornbluth
                                   Title: Vice President

                                   LASALLE BANK NATIONAL ASSOCIATION


                                   By:    Brian D. Klemstein
                                   Title: Assistant Vice President

                       JOINDER TO CREDIT AGREEMENT DATED
                            AS OF SEPTEMBER 28, 2000

     This Joinder to Five-Year Credit Agreement dated as of September 28, 2000 among Bank of America, N.A. and various other financial institutions from time to time parties thereto, as Banks, with Bank of America, N.A., as Administrative Agent, Fleet National Bank, as Syndication Agent and Bank One, NA (Main Office Chicago), as Documentation Agent (the "Credit Agreement") is made by XTRA Corporation, a Delaware corporation, for the purpose of acknowledging and agreeing to be bound by all the terms thereof. Defined terms used herein and not otherwise defined herein to the contrary shall have the respective meanings attributed to them in the Credit Agreement. Parent hereby agrees to comply with the terms and conditions of the Credit Agreement that affect Parent, including without limitation, the provisions of Sections 7.4 and 7.7. Parent acknowledges and agrees that a breach of the provisions of Section 7.4 and 7.7 of the Credit Agreement constitutes an Event of Default under the Credit Agreement pursuant to the provisions of Section 8(c). Parent hereby acknowledges and agrees that the representations and warranties attributed to Parent in the Credit Agreement are true and correct and Parent acknowledges that Parent will abide by the covenants attributable to Parent in the Credit Agreement.

     In Witness Whereof, intending to be legally bound hereby and to induce Banks to execute the Credit Agreement, Parent hereby joins in the execution of the Credit Agreement on the terms set forth in this Joinder as of the day and year set forth above.

                                    XTRA CORPORATION


                                    By:    Stephanie L. Johnson
                                    Title: Vice President and Treasurer

                                   EXHIBIT A
                                   ---------
                                       TO
                           FIVE-YEAR CREDIT AGREEMENT
                         DATED AS OF SEPTEMBER 28, 2000

                            FORM OF PROMISSORY NOTE
                            -----------------------

$[________]                                                  September 28, 2000

     FOR VALUE RECEIVED, the undersigned, XTRA, INC., a Maine corporation (the "Company"), hereby promises to pay to the order of [_______________] (the "Bank") the principal sum of [_____________]Dollars ($[_________]) or, if less, the aggregate unpaid principal amount of all Loans made by the Bank to the Company pursuant to the Five-Year Credit Agreement, dated as of September 28, 2000 (such Five-Year Credit Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time, being hereinafter called the "Credit Agreement"), among the Company, the Bank, the other banks parties thereto, Bank of America, N.A., as Administrative Agent and Swing Line Lender, Fleet National Bank, as Syndication Agent and Bank One, NA (Main Office Chicago), as Documentation Agent, respectively, for the Banks, on the dates and in the amounts provided in the Credit Agreement. The Company further promises to pay interest on the unpaid principal amount of the Loans evidenced hereby from time to time at the rates, on the dates, and otherwise as provided in the Credit Agreement.

     The Bank is authorized to endorse the amount and the date on which each Loan is made, the maturity date therefor and each payment of principal with respect thereto on the schedules annexed hereto and made a part hereof, or on continuations thereof which shall be attached hereto and made a part hereof; provided, that any failure to so endorse such information on such schedule or
--------
continuation thereof shall not in any manner affect any obligation of the Company under the Credit Agreement and this Promissory Note (the "Note").

     This Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement, which Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

     Terms defined in the Credit Agreement are used herein with their defined meanings therein unless otherwise defined herein. This Note shall be governed by, and construed and interpreted in accordance with, the internal substantive laws of the State of Illinois, without regard to the conflicts of law provisions thereof.

                                       XTRA, INC.

                                       By: __________________________________
                                       Name:_________________________________
                                       Title:________________________________

                                                              Schedule A to Note


               BASE RATE LOANS AND REPAYMENT OF BASE RATE LOANS
               ------------------------------------------------

               (2)             (3)                (4)
              Amount         Maturity          Amount of             (5)
   (1)        of Base       Date of Base        Base Rate         Notation
  Date       Rate Loan       Rate Loan         Loan Repaid         Made By
--------   ------------   ---------------    ---------------    -------------

________   ____________   _______________    _______________    _____________

________   ____________   _______________    _______________    _____________

________   ____________   _______________    _______________    _____________

________   ____________   _______________    _______________    _____________

________   ____________   _______________    _______________    _____________

________   ____________   _______________    _______________    _____________

________   ____________   _______________    _______________    _____________

________   ____________   _______________    _______________    _____________

________   ____________   _______________    _______________    _____________

________   ____________   _______________    _______________    _____________

________   ____________   _______________    _______________    _____________

________   ____________   _______________    _______________    _____________

________   ____________   _______________    _______________    _____________

________   ____________   _______________    _______________    _____________

________   ____________   _______________    _______________    _____________

________   ____________   _______________    _______________    _____________

________   ____________   _______________    _______________    _____________

________   ____________   _______________    _______________    _____________

________   ____________   _______________    _______________    _____________

                                                              Schedule B to Note


               EURODOLLAR LOANS AND REPAYMENT OF EURODOLLAR LOANS
               --------------------------------------------------

                 (2)             (3)             (4)
               Amount         Maturity        Amount of
                of             Date of        Eurodollar          (5)
  (1)        Eurodollar       Eurodollar         Rate           Notation
  Date       Rate Loan        Rate Loan       Loan Repaid        Made By
--------    ------------    -------------    -------------    ------------

________    ____________    _____________    _____________    ____________

________    ____________    _____________    _____________    ____________

________    ____________    _____________    _____________    ____________

________    ____________    _____________    _____________    ____________

________    ____________    _____________    _____________    ____________

________    ____________    _____________    _____________    ____________

________    ____________    _____________    _____________    ____________

________    ____________    _____________    _____________    ____________

________    ____________    _____________    _____________    ____________

________    ____________    _____________    _____________    ____________

________    ____________    _____________    _____________    ____________

________    ____________    _____________    _____________    ____________

________    ____________    _____________    _____________    ____________

________    ____________    _____________    _____________    ____________

________    ____________    _____________    _____________    ____________

________    ____________    _____________    _____________    ____________

________    ____________    _____________    _____________    ____________

________    ____________    _____________    _____________    ____________

________    ____________    _____________    _____________    ____________

                                   EXHIBIT B
                                       TO
                           FIVE-YEAR CREDIT AGREEMENT
                         DATED AS OF SEPTEMBER 28, 2000

                          FORM OF NOTICE OF BORROWING
                          ---------------------------


Date: ____________________


To: Bank of America, N.A., as Administrative Agent ("Administrative Agent") and Swing Line Lender for the Banks parties to the Five-Year Credit Agreement dated as of September 28, 2000 (as extended, renewed, amended or restated from time to time, the "Credit Agreement"), among XTRA, Inc., a Maine corporation (the "Company"), certain Banks which are parties thereto, Fleet National Bank, as Syndication Agent, Bank One, NA (Main Office Chicago), as Documentation Agent, and the Administrative Agent


Ladies and Gentlemen:

     The undersigned, the Company, refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 2.3 of the Credit Agreement, of the Borrowing specified below:

     1.   The Business Day of the proposed Borrowing is _________, _____.

     2.   The aggregate amount of the proposed Borrowing is $___________.

     3. The Borrowing is to be comprised of $_______ of [Base Rate] [Eurodollar] Loans.

     4. [If applicable:] The duration of the Interest Period for the Eurodollar Loans included in the Borrowing shall be [___] months.

     The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

     (a) the representations and warranties of the Company contained in Section 5 of the Credit Agreement are true and correct in all material respects with the same effect as if made on and as of such date (except to the extent that the facts upon which such representations and warranties are based may be changed by transactions permitted or contemplated by the Credit Agreement and except to the extent that such representations and warranties refer expressly to an earlier date, in which case they are true and correct as of such date);

     (b) no Default or Event of Default has occurred and is continuing, or would result from such proposed Borrowing; and

     (c) the proposed Borrowing will not cause the aggregate principal amount of all outstanding Loans to exceed the combined Commitments of the Banks.

                                        XTRA, INC.

                                        By:________________________________
                                        Name:______________________________
                                        Title:_____________________________

                                   EXHIBIT C
                                      TO
                          FIVE-YEAR CREDIT AGREEMENT
                        DATED AS OF SEPTEMBER 28, 2000

                   FORM OF NOTICE OF CONVERSION/CONTINUATION
                   -----------------------------------------


Date:___________________


To: Bank of America, N.A., as Administrative Agent ("Administrative Agent") and Swing Line Lender for the Banks parties to the Five-Year Credit Agreement dated as of September 28, 2000 (as extended, renewed, amended or restated from time to time, the "Credit Agreement"), among XTRA, Inc., a Maine corporation (the "Company"), certain Banks which are parties thereto, Fleet National Bank, as Syndication Agent, Bank One, NA (Main Office Chicago), as Documentation Agent, and the Administrative Agent


Ladies and Gentlemen:

     The undersigned, the Company, refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 2.4 of the Credit Agreement, of the [conversion] [continuation] of the Loans specified herein, that:

     1.   The Conversion/Continuation Date is _____ __, ____.

     2. The aggregate amount of the Loans to be [converted] [continued] is $_________.

     3. The Loans are to be [converted into] [continued as] [Base Rate] [Eurodollar] Loans.

     4. [If applicable:] The duration of the Interest Period for the Loans included in the [conversion] [continuation] shall be [___] months.

     The undersigned hereby certifies that the following statement is true on the date hereof, and will be true on the proposed Conversion/Continuation Date, before and after giving effect thereto and to the application of the proceeds therefrom:

          (a) no Default or Event of Default has occurred and is continuing, or would result from the proposed [conversion][conversion]; and

          (b) the proposed [conversion][continuation] will not cause the aggregate principal amount of all outstanding Loans to exceed the combined Commitments of the Banks.

                                        XTRA, INC.

                                        By:_____________________________
                                        Name:___________________________
                                        Title:__________________________

                                   EXHIBIT D
                                      TO
                          FIVE-YEAR CREDIT AGREEMENT
                        DATED AS OF SEPTEMBER 28, 2000

                           LIST OF CLOSING DOCUMENTS
                           -------------------------


                            BANK OF AMERICA, N.A.,
                as Administrative Agent and Swing Line Lender,

                             FLEET NATIONAL BANK,
                             as Syndication Agent

                      BANK ONE, NA (Main Office Chicago),
                            as Documentation Agent

                                 $162,000,000

                          FIVE-YEAR CREDIT AGREEMENT
                                      FOR
                                  XTRA, INC.

                              SEPTEMBER 28, 2000


1. Five-Year Credit Agreement among XTRA, Inc., a Maine corporation (the "Company"), Bank of America, N.A. and certain other banks parties thereto (collectively, the "Banks"), with Bank of America, N.A., as Administrative Agent and Swing Line Lender, Fleet National Bank, as Syndication Agent and Bank One, NA (Main Office Chicago) as Document Agent:

                                   EXHIBITS
                                   --------

     EXHIBIT A      Form of Promissory Note
     EXHIBIT B      Form of Notice of Borrowing
     EXHIBIT C      Form of Notice of Conversion/Continuation
     EXHIBIT D      List of Closing Documents
     EXHIBIT E      Form of Compliance Certificate
     EXHIBIT F      Form of Assignment and Acceptance Agreement
     EXHIBIT G      Form of Request for Increase in Aggregate Commitment
     EXHIBIT H      Form of Guaranty
     EXHIBIT I      Form of Swing Line Note
     EXHIBIT J      Form of Swing Line Loan Notice

                                   SCHEDULES
                                   ---------

     Schedule 1.1(A)     Applicable Margin; Non Use Fee; Utilization Fee
     Schedule 1.1(B)     Commitments and Pro Rata Shares
     Schedule 5.12       Plans
     Schedule 5.15       Subsidiaries
     Schedule 6.12       Depreciation Schedule
     Schedule 20         Eurodollar and Domestic Lending Offices; Addresses for
                         Notices

2.   Promissory Notes, executed by the Company and payable to the respective
     Banks:

     a. Promissory Note in the principal amount of up to $36,000,000, payable to Bank of America, N.A.

     b. Promissory Note in the principal amount of up to $36,000,000, payable to Fleet National Bank.

     c. Promissory Note in the principal amount of up to $36,000,000, payable to Bank One, NA (Main Office Chicago).

     d. Promissory Note in the principal amount up to $15,000,000, payable to Union Bank of California, N.A.

     e. Promissory Note in the principal amount up to $15,000,000, payable to The Bank of Nova Scotia.

     f. Promissory Note in the principal amount up to $15,000,000, payable to The Chase Manhattan Bank.

     g. Promissory Note in the principal amount up to $9,000,000, payable to LaSalle Bank National Association.

     h. Swing Line Note in the principal amount of up to $5,000,000, payable to Bank of America as Swing Line Lender.

3. Guaranty, executed by XTRA Corporation, a Delaware corporation ("Parent"), in favor of the Banks.

4.   Certificate of the Secretary or Assistant Secretary of the Company.

5. Articles of Incorporation of the Company certified by the Department of State of Maine.

6. Good Standing Certificate for the Company from the office of the Department of State of Maine.

7.   Certificate of the Secretary or Assistant Secretary of Parent.

8. Certificate of Incorporation of Parent certified by the Secretary of State of Delaware.

9. Good Standing Certificate for Parent, from the office of the Secretary of State of Delaware.

10. Opinion of counsel to the Company and the Parent: A. Scott Mansolillo, Esq., General Counsel to the Company.

11.  Officer's Certificate of the Company.

12. Evidence that the Existing Credit Agreement has been or concurrently with the Closing Date is being terminated.

13. Evidence of payment by the Company of all sums due under the Loan Documents on the Closing Date.

14.  Evidence of the execution and delivery of the 364 Day Agreement.

                                   EXHIBIT E
                                      TO
                          FIVE-YEAR CREDIT AGREEMENT
                        DATED AS OF SEPTEMBER 28, 2000


                        FORM OF COMPLIANCE CERTIFICATE
                        ------------------------------


Date:_________________


The Banks Parties to
  the Credit Agreement
  referred to below

Ladies and Gentlemen:

     Reference is made to the Five-Year Credit Agreement dated as of September 28, 2000 (as the same is amended and in effect from time to time, the "Credit Agreement"), among XTRA, INC., a Maine corporation (the "Company"), certain financial institutions from time to time parties thereto and BANK OF AMERICA, N.A., a national banking association, FLEET NATIONAL BANK, a national banking association, and BANK ONE, NA (Main Office Chicago), a national banking association, as Administrative Agent and Swing Line Lender, Syndication Agent and Documentation Agent, respectively, for the Banks. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

     The Company hereby certifies to the Banks as follows: (a) the information furnished in each of the calculations attached hereto was true and correct as of the last day of the fiscal [quarter/year] immediately preceding the date of this certificate; (b) as of the date of this certificate, there exists no Default or Event of Default; and (c) the financial statements delivered herewith were prepared in accordance with generally accepted accounting principles.

     IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate as of the date first written above.

                                              XTRA, INC.

                                              By:______________________________
                                              Name:____________________________
                                              Title:___________________________

SUBMISSION OF THE COVENANTS PURSUANT TO SECTION 6.2 OF THE FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2000 AMONG XTRA, INC., SUCH BANKS AS MAY BE PARTIES TO THE FIVE-YEAR CREDIT AGREEMENT FROM TIME TO TIME IN ACCORDANCE WITH THE TERMS THEREOF, AND BANK OF AMERICA, N.A., FLEET NATIONAL BANK AND BANK ONE, NA (MAIN OFFICE CHICAGO), AS AGENTS.

FOR THE QUARTER ENDED MM/DD/YY                                         PAGE NO.
------------------------------                                         --------

SECTION 7.2-      MAXIMUM SECURED EQUIPMENT
                      INDEBTEDNESS OF COMPANY                              1

SECTION 7.3-      MAXIMUM EQUIPMENT INDEBTEDNESS                           2

SECTION 7.4-      CONSOLIDATED LEVERAGE RATIO                              4

SECTION 7.5-      CONSOLIDATED CASH FLOW COVERAGE RATIO                    5

SECTION 7.2 - MAXIMUM SECURED EQUIPMENT INDEBTEDNESS
XTRA, INC. (ALONE)
------------------



CAPITAL STOCK & SURPLUS                                                    0
     LESS: INTANGIBLES                                                     0
           DEFERRED LOAN COSTS                                             0
           NON-COMPETE AGREEMENTS                                          0
           OTHER                                                           0
     LESS: INCREASE IN NBV OF ASSETS FROM
           REVALUATION SINCE 9/30/99                                       0

NET WORTH AS DEFINED (i)                                                   0

RATE OF LIMITATION                                                        15%
                                                                          --
LIMITATION                                                                 0

SECURED EQUIPMENT INDEBTEDNESS AS DEFINED (ii)                             0
                                                                          --

AMOUNT UNDER LIMITATION                                                    0
                                                                          ==
SECURED EQUIPMENT INDEBTEDNESS/NET WORTH
[(ii)/(i)]                                                                 0%

MAXIMUM EQUIPMENT INDEBTEDNESS RATIO PER
THE AGREEMENT                                                             15%

SECTION 7.3 - MAXIMUM EQUIPMENT INDEBTEDNESS
XTRA, INC. (ALONE)

UNSECURED TRANSPORTATION EQUIPMENT
----------------------------------

TRANSPORTATION EQUIPMENT PER THE FINANCIALS                                0
     LESS: ACCUMULATED DEPRECIATION                                        0
                                                                          --

NET BOOK VALUE OF TRANSPORTATION EQUIPMENT                                 0
     ADD:  LEASE CONTRACTS RECEIVABLES & RESIDUALS                         0
           UNCAPITALIZED LEASE EQUIPMENT
           (PER FASB 13)                                                   0
                                                                          --

NET BOOK VALUE OF TRANSPORTATION EQUIPMENT AS DEFINED                      0
     LESS: NET BOOK VALUE OF SECURED
           EQUIPMENT                                                       0
                                                                          --

NET BOOK VALUE OF UNSECURED EQUIPMENT AS DEFINED                           0
     ADD:  CASH & CASH EQUIVALENTS                                         0
                                                                          --

NET BOOK VALUE OF TRANSPORTATION EQUIPMENT & CASH (i)                      0

RATE OF LIMITATION                                                        90%
                                                                          --

LIMITATION                                                                 0

EQUIPMENT INDEBTEDNESS
----------------------

INDEBTEDNESS PER THE FINANCIALS                                            0
     ADD:  UNCAPITALIZED LEASE OBLIGATIONS
           (PER FASB 13)                                                   0
     LESS: INDEBTEDNESS SECURED BY REAL PROPERTY                           0
                                                                          --

EQUIPMENT INDEBTEDNESS AS DEFINED                                          0
     LESS: SECURED EQUIPMENT
           INDEBTEDNESS                                                    0
                                                                          --

UNSECURED EQUIPMENT INDEBTEDNESS (ii)                                      0
                                                                          --

AMOUNT UNDER LIMITATION                                                    0
                                                                          ==

UNSECURED EQUIPMENT INDEBTEDNESS TO NBV
OF UNSECURED TRANSPORTATION
EQUIPMENT RATIO [(ii)/(i)]                                                 0

MAXIMUM UNSECURED EQUIPMENT INDEBTEDNESS RATIO
PER THE AGREEMENT                                                         90%

SECTION 7.4 - CONSOLIDATED LEVERAGE RATIO
XTRA CORPORATION CONSOLIDATED

CONSOLIDATED NET WORTH:

CAPITAL STOCK & SURPLUS                                                    0
     LESS: INTANGIBLES:
           DEFERRED LOAN COSTS                                             0
           NON-COMPETE AGREEMENTS                                          0
           OTHER                                                           0
     LESS: INCREASE IN NBV OF ASSETS FROM
           REVALUATION SINCE 9/30/99                                       0
                                                                         ---

CONSOLIDATED NET WORTH AS DEFINED (i)                                      0

RATE OF LIMITATION                                                       450%
                                                                         ---

LIMITATION                                                                 0

CONSOLIDATED LIABILITIES
------------------------

TOTAL LIABILITIES PER BALANCE SHEET                                        0
     ADD:  LETTERS OF CREDIT                                               0
     ADD:  UNCAPITALIZED LEASE OBLIGATIONS                                 0
     LESS: DEFERRED TAXES                                                  0
                                                                         ---

CONSOLIDATED LIABILITIES AS DEFINED (ii)                                   0
                                                                         ---

AMOUNT UNDER LIMITATION                                                    0
                                                                         ===

CONSOLIDATED LEVERAGE RATIO [(ii)/(i)]                                   = 0

MAXIMUM LEVERAGE RATIO PER THE AGREEMENT                              = 4.50

SECTION 7.5 - CONSOLIDATED CASH FLOW COVERAGE
XTRA, INC. CONSOLIDATED

CONSOLIDATED CASH FLOW                                            TOTAL FOUR
(LAST FOUR QUARTERS)                 Q #    Q #    Q #     Q #     QUARTERS
--------------------                 ---    ---    ---     ---     --------

THE SUM OF THE FOLLOWING:

CASH FLOW FROM CONTINUING
OPERATIONS
(LESS EXTRAORDINARY ITEMS)            0      0      0       0           0

INTEREST CHARGES                      0      0      0       0           0

NON-CAPITALIZED LEASE PAYMENTS        0      0      0       0           0
                                     ---    ---    ---     ---         ---


CONSOLIDATED CASH FLOW AS
DEFINED (i)                           0      0      0       0           0


CONSOLIDATED CASH REQUIREMENTS                                    TOTAL FOUR
(LAST FOUR QUARTERS)                                               QUARTERS
--------------------                                               --------

THE SUM OF THE FOLLOWING:

INTEREST CHARGES                      0      0      0       0           0

DEBT PAYMENTS (C.P. OF LONG TERM
DEBT INCLUDING CAPITALIZED LEASE
OBLIGATIONS)                          0      0      0       0           0
                                     ---    ---    ---     ---         ---

CONSOLIDATED CASH REQUIREMENTS
AS DEFINED (ii)                       0      0      0       0           0

CONSOLIDATED CASH FLOW/
CONSOLIDATED CASH REQUIREMENTS
RATIO [(i)(ii)]

MINIMUM RATIO PER THE AGREEMENT                   1.25

                                   EXHIBIT F
                                      TO
                          FIVE-YEAR CREDIT AGREEMENT
                        DATED AS OF SEPTEMBER 28, 2000

                  FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT
                  -------------------------------------------

Reference is made to that certain Five-Year Credit Agreement, dated as of September 28, 2000 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined
                                            ---------
therein being used herein as therein defined), among XTRA, Inc., a Maine corporation (the "Company"), the Banks from time to time party thereto, Bank of
                  -------
America, N.A., as Administrative Agent and Swing Line Lender, Fleet National Bank, as Syndication Agent, and Bank One, NA (Main Office Chicago), as Documentation Agent.

     The assignor identified on the signature page hereto (the "Assignor") and
                                                                --------
the assignee identified on the signature page hereto (the "Assignee") agree as
                                                           --------
follows:

     1.   (a)  Subject to paragraph 10, effective as of the date specified on
Schedule 1 hereto (the "Effective Date"), the Assignor hereby irrevocably sells
                        --------------
and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, the interest described on Schedule 1 hereto (the "Assigned
                                                                --------
Interest") in and to the Assignor's rights and obligations under the Agreement.
--------

          (b) From and after the Effective Date, (i) the Assignee shall be a party under the Agreement and will have all the rights and obligations of a Bank for all purposes under the Loan Documents to the extent of the Assigned Interest and be bound by the provisions thereof, and (ii) the Assignor shall relinquish its rights and be released from its obligations under the Agreement to the extent of the Assigned Interest. The Assignor and/or the Assignee, as agreed by the Assignor and the Assignee, shall deliver, in immediately available funds, any applicable processing fee required under Section 12.1(a) of the Agreement to
                                             ---------------
the Administrative Agent.

     2. On the Effective Date, the Assignee shall pay to the Assignor, in immediately available funds, an amount equal to the purchase price of the Assigned Interest as agreed upon by the Assignor and the Assignee.

     3. From and after the Effective Date, the Administrative Agent shall make all payments under the Agreement and the Notes, if any, in respect of the Assigned Interest (including all payments of principal, interest and fees with respect thereto) to the Assignee. The Assignor and the Assignee shall make all appropriate adjustments in payments under the Agreement and such Notes, if any, for periods prior to the Effective Date directly between themselves.

     4.   The Assignor represents and warrants to the Assignee that:

          (a) The Assignor is the legal and beneficial owner of the Assigned Interest, and the Assigned Interest is free and clear of any adverse claim;

          (b) the Assigned Interest listed on Schedule 1 accurately and completely sets forth the outstanding amount of all Loans relating to the Assigned Interest as of the Effective Date;

          (c) it has the power and authority and the legal right to make, deliver and perform, and has taken all necessary action, to authorize the execution, delivery and performance of this Assignment and Acceptance, and any and all other documents delivered by it in connection herewith and to fulfill its obligations under, and to consummate the transactions contemplated by, this Assignment and Acceptance and the Loan Documents, and no consent or authorization of, filing with, or other act by or in respect of any Governmental Authority, is required in connection in connection herewith or therewith; and

          (d) this Assignment and Acceptance constitutes the legal, valid and binding obligation of the Assignor.

The Assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company, the Parent or any of their respective subsidiaries or the performance by the Company of its respective obligations under the Loan Documents, and assumes no responsibility with respect to any statements, warranties or representations made under or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document other than as expressly set forth above.

     5. The Assignee represents and warrants to the Assignor and the Administrative Agent that:

          (a)  it is an Eligible Assignee;

          (b) it has the full power and authority and the legal right to make, deliver and perform, and has taken all necessary action, to authorize the execution, delivery and performance of this Assignment and Acceptance, and any and all other documents delivered by it in connection herewith and to fulfill its obligations under, and to consummate the transactions contemplated by, this Assignment and Acceptance and the Loan Documents, and no consent or authorization of, filing with, or other act by or in respect of any Governmental Authority, is required in connection in connection herewith or therewith;

          (c) this Assignment and Acceptance constitutes the legal, valid and binding obligation of the Assignee;

          (d) under applicable laws no tax will be required to be withheld by the Administrative Agent or the Company with respect to any payments to be made to the Assignee hereunder or under any Loan Document, and unless otherwise indicated in the space opposite the

Assignee's signature below, no tax forms described in Section 11.10 of the
                                                      -------------
Agreement are required to be delivered by the Assignee; and

          (e) the Assignee has received a copy of the Agreement, together with copies of the most recent financial statements of the Company and the Parent delivered pursuant thereto, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance. The Assignee has independently and without reliance upon the Assignor or the Administrative Agent and based on such information as the Assignee has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Acceptance. The Assignee will, independently and without reliance upon the Administrative Agent or any Bank, and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement.

     6. The Assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto.

     7. The Assignor and the Assignee agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment and Acceptance.

     8. This Assignment and Acceptance shall be binding upon and inure to the benefit of the parties and their respective successors and assigns; provided,
                                                                    --------
however, that the Assignee shall not assign its rights or obligations hereunder
-------
without the prior written consent of the Assignor and any purported assignment, absent such consent, shall be void.

     9. This Assignment and Acceptance may be executed by facsimile signatures with the same force and effect as if manually signed and may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the state specified in Section 21 of the Agreement.
                       ----------

     10.  The effectiveness of the assignment described herein is subject to:

          (a) if such consent is required by the Agreement, receipt by the Assignor and the Assignee of the consent of the Administrative Agent and/or the Company to the assignment described herein. By delivering a duly executed and delivered copy of this Assignment and Acceptance to the Administrative Agent, the Assignor and the Assignee hereby request any such required consent and request that the Administrative Agent register the Assignee as a Bank under the Agreement effective as of the Effective Date; and

          (b) receipt by the Administrative Agent of (or other arrangements acceptable to the Administrative Agent with respect to) any applicable processing fee referred to in Section 12.1(a) of the Agreement and any tax forms
                              ---------------
required by Section 11.10 of the Agreement.
            -------------

     By signing below, the Administrative Agent agrees to register the Assignee as a Bank under the Agreement, effective as of the Effective Date with respect to the Assigned Interest, and will adjust the registered Pro Rata Share of the Assignor under the Agreement to reflect the assignment of the Assigned Interest.

     11. Attached hereto as Schedule 2 is all contact, address, account and other administrative information relating to the Assignee.

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers.

                                        Assignor:

                                        [Name of Assignor]

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

[_] Tax forms required by               Assignee:
Section 11.10 of the Agreement          [Name of Assignee]
-------------
included

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

In accordance with and subject to Section 12.1(a)
                                  ---------------
of the Credit Agreement, the undersigned consent to the foregoing assignment as of the Effective Date:

XTRA, INC.

By:_________________________________
Name:_______________________________
Title:______________________________

BANK OF AMERICA, N.A., as Administrative Agent


By:_________________________________
Name:_______________________________
Title:______________________________

SCHEDULE 1 TO ASSIGNMENT AND ACCEPTANCE
The Assigned Interest

Effective Date: ______________________

 Assigned Commitment     Type and amount of outstanding       Assigned Pro Rata
                                 Loans assigned                     Share
--------------------------------------------------------------------------------
     $_________                [type] $_________                 _________%

SCHEDULE 2 TO ASSIGNMENT AND ACCEPTANCE
Administrative Details

  (Assignee to list names of credit contacts, addresses, phone and facsimile numbers, electronic mail addresses and account and payment information)

                                   EXHIBIT G
                                      TO
                          FIVE-YEAR CREDIT AGREEMENT
                        DATED AS OF SEPTEMBER 28, 2000

             FORM OF REQUEST FOR INCREASE IN AGGREGATE COMMITMENT
             ----------------------------------------------------


________________, 2000

Bank of America, N.A., as Administrative Agent under the Credit Agreement referred to below
231 South LaSalle Street
Chicago, Illinois 60697
Attention: Sharon Burks Horos

Ladies/Gentlemen:

     Please refer to the Five-Year Credit Agreement dated as of September 28, 2000 (as amended or otherwise modified from time to time, the "Credit Agreement") among XTRA, INC. (the "Company"), various financial institutions, Bank of America, N.A., as Administrative Agent and Swing Line Lender, Fleet National Bank, as Syndication Agent and Bank One, NA (Main Office Chicago), as Documentation Agent. Capitalized terms used but not defined herein have the respective meanings set forth in the Credit Agreement.

     In accordance with Section 25 of the Credit Agreement, the Company hereby requests an increase in the Commitment from $__________ to $___________. Such increase shall be made by [increasing the Pro Rata Share of _______________ from $____________ to $____________] [adding ____________ as a Bank under the Credit
Agreement with a Commitment of $____________] as set forth in the letter attached hereto. Such increase shall be effective three Business Days after the date that the Administrative Agent accepts the letter attached hereto or such other date as is agreed among the Company, the Administrative Agent and the [increasing] [new] Bank.

                                        Very truly yours,

                                        XTRA, INC.

                                        By:___________________________________
                                        Name:_________________________________
                                        Title:________________________________

                             ANNEX I TO EXHIBIT G

[Date]

Bank of America, N.A.,
     as Administrative Agent
231 South LaSalle Street
Chicago, Illinois 60697
Attention: Sharon Burks Horos

Ladies/Gentlemen:

     Please refer to letter dated _______________, 2000 from XTRA, INC. (the "Company") requesting an increase in the Commitment from $________________ to $________________ pursuant to Section 25 of the Five-Year Credit Agreement dated as of September 28, 2000 (the "Credit Agreement") among the Company, various financial institutions (including the undersigned Bank), Bank of America, N.A., as Administrative Agent and Swing Line Lender, Fleet National Bank, as Syndication Agent and Bank One, NA (Main Office Chicago), as Documentation Agent. Capitalized terms used but not defined herein have the respective meanings set forth in the Credit Agreement.

     The undersigned hereby confirms that it has agreed to increase its Pro Rata Share under the Credit Agreement from $______________ to $_______________ effective on the date which is three Business Days after the acceptance hereof by the Administrative Agent or on such other dates as may be agreed among the Company, the Administrative Agent and the undersigned.

                                        Very truly yours,

                                        [NAME OF INCREASING BANK]

                                        By:__________________________________
                                        Name:________________________________
                                        Title:_______________________________

Accepted as of

______________________
BANK OF AMERICA, N.A.,
as Administrative Agent

By:______________________________
Name:____________________________
Title:___________________________

                             ANNEX II TO EXHIBIT G

[Date]

Bank of America, N.A.,
     as Administrative Agent
231 South LaSalle Street
Chicago, Illinois 60697
Attention: Sharon Burks Horos

Ladies/Gentlemen:

     Please refer to letter dated _______________, 2000 from XTRA, INC. (the "Company") requesting an increase in the Commitment from $________________ to $________________ pursuant to Section 25 of the Five-Year Credit Agreement dated as of September 28, 2000 (the "Credit Agreement") among the Company, various financial institutions, Bank of America, N.A., as Administrative Agent and Swing Line Lender, Fleet National Bank, as Syndication Agent and Bank One, NA (Main Office Chicago), as Documentation Agent. Terms used but not defined herein have the respective meanings set forth in the Credit Agreement.

     The undersigned hereby confirms that it has agreed to become a Bank under the Credit Agreement with a commitment of $__________ effective on the date which is three Business Days after the acceptance hereof, and consent hereto, by the Administrative Agent or on such other date as may be agreed among the Company, the Administrative Agent and the undersigned.

     The undersigned (a) acknowledges that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements delivered by the Company and Parent pursuant to the Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to become a Bank under the Credit Agreement; and (b) agrees that it will, independently and without reliance upon the Administrative Agent, the Syndication Agent, the Documentation Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement.

     The undersigned represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this letter and to become a Bank under the Credit Agreement; and (ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution and delivery of this letter and the performance of its obligations as a Bank under the Credit Agreement.

     The undersigned agrees to execute and deliver such other instruments, and take such other actions, as the Administrative Agent may reasonably request in connection with the transactions contemplated by this letter. The following administrative details apply to the undersigned:

     (A)  Notice Address:

          Legal name:  _______________________________
          Address:     _______________________________
                       _______________________________
                       _______________________________
          Attention:   _______________________________
          Telephone:   _______________________________
          Facsimile:   _______________________________
          Electronic Mail:_______________@____________

     (B)  Payment Instructions:

          Account No.: _______________________________
          At:          _______________________________
                       _______________________________
                       _______________________________
          Reference:   _______________________________
          Attention:   _______________________________

     The undersigned acknowledges and agrees that, on the date on which the undersigned becomes a Bank under the Credit Agreement as set forth in the second paragraph hereof, the undersigned will be bound by the terms of the Credit Agreement as fully and to the same extent as if the undersigned were an original Bank under the Credit Agreement.

                                        Very truly yours

                                        [NAME OF NEW BANK]

                                        By:_______________________________
                                        Name:_____________________________
                                        Title:____________________________

Accepted and consented to as of
____________________, 2000

BANK OF AMERICA, N.A.,
 as Administrative Agent

By:_______________________________
Name:_____________________________
Title:____________________________

                                   EXHIBIT H
                                      TO
                          FIVE-YEAR CREDIT AGREEMENT
                        DATED AS OF SEPTEMBER 28, 2000

                               FORM OF GUARANTY
                               ----------------

     GUARANTY, dated as of September 28, 2000 by XTRA CORPORATION, a Delaware corporation (the "Guarantor"), in favor of each of the Banks (as such term is defined in the Credit Agreement referred to below). In consideration of the Banks extending time, credit or banking facilities or accommodations to XTRA, INC., a Maine corporation, and its successors (the "Company"), the Guarantor agrees as follows:

     1. GUARANTY OF PAYMENT AND PERFORMANCE. The Guarantor hereby irrevocably, absolutely and unconditionally guarantees to the Banks the full and punctual payment when due (whether at maturity, by acceleration or otherwise), and the performance, of all liabilities, agreements and other obligations of the Company to the Banks, whether direct or indirect, absolute or contingent, due or to become due, secured or unsecured, now existing or hereafter arising (collectively, the "Obligations") under that certain Five-Year Credit Agreement of even date herewith (as extended, renewed, amended, restated or otherwise supplemented from time to time, the "Credit Agreement") among the Company, the Banks from time to time parties thereto, and Bank of America, N.A., as Administrative Agent and Swing Line Lender, Fleet National Bank, as Syndication Agent and Bank One, NA (Main Office Chicago), as Documentation Agent, respectively, for the Banks thereunder. Capitalized terms used herein without definition which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement. This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Banks first attempt to collect any of the Obligations from the Company or resort to any security or other means of obtaining payment of the Obligations which the Banks may now have or may acquire after the date hereof, or upon any other contingency whatsoever. Should the Company default in the full and punctual payment or performance of any of the Obligations, the liabilities and obligations of the Guarantor hereunder shall become immediately due and payable, without demand or notice of any nature, all of which are expressly waived by the Guarantor. Payments by the Guarantor hereunder may be required by the Banks on any number of occasions.

     2. GUARANTOR'S AGREEMENT TO PAY. The Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to the Administrative Agent for the benefit of the Banks, on demand, all costs and expenses (including court costs and reasonable Attorney Costs) incurred or expended by the Banks in connection with the Obligations, this Guaranty and the enforcement thereof.

     3. LIMITED GUARANTY. The liability of the Guarantor shall be limited to the Obligations and the obligations of the Guarantor described in Section 2 hereof.

     4. WAIVERS BY GUARANTOR; BANKS' FREEDOM TO ACT. The Guarantor agrees that the Obligations will be paid and performed strictly in accordance with their respective terms regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Bank with respect thereto. The Guarantor waives, to the maximum extent permitted by law, presentment, demand, protest, notice of acceptance, notice of Obligations incurred, notice of default or nonpayment, notice of dishonor and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshaling of assets of the Company, and all suretyship defenses generally. Without limiting the generality of the foregoing, the Guarantor agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any Obligation and agrees, to the maximum extent permitted by law, that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of any Bank or the Administrative Agent to assert any claim or demand or to enforce any right or remedy against the Company; (ii) any extensions or renewals of any Obligation; (iii) any rescissions, waivers, amendments or modifications of any of the terms or provisions of any agreement or instrument evidencing, securing or otherwise executed in connection with any Obligation; (iv) the substitution or release of any entity primarily or secondarily liable for any Obligation; (v) the adequacy of any rights any Bank or the Administrative Agent may have against any collateral or other means of obtaining repayment of the Obligations; (vi) the impairment of any collateral securing the Obligations, including without limitation the failure to perfect or preserve any rights any Bank or the Administrative Agent might have in such collateral or the substitution, exchange, surrender, release, loss or destruction of any such collateral; or (vii) to the fullest extent permitted by applicable law, any other act or omission which might in any manner or to any extent vary the risk of the Guarantor or otherwise operate as a release or discharge of the Guarantor, all of which may be done without notice to the Guarantor.

     5. UNENFORCEABILITY OF OBLIGATIONS AGAINST COMPANY. If for any reason the Company has no legal existence or is under no legal obligation to discharge any of the Obligations undertaken or purported to be undertaken by it or on its behalf, of if any of the Obligations have become irrecoverable from the Company by operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantor to the same extent as if the Guarantor at all times had been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Company, or for any other reason, all such amounts otherwise subject to acceleration under the terms of any agreement or instrument evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by the Guarantor.

     6. WAIVER OF SUBROGATION; SUBORDINATION. Notwithstanding any other provision of this Guaranty, until such time as all of the Obligations shall have been paid and performed in full and the Credit Agreement and all Commitments thereunder shall have terminated pursuant to the terms thereof, the Guarantor hereby waives all rights of subrogation against the Company arising as a result of payment by the Guarantor hereunder and will not prove any claim in competition with any Bank in respect of any payment hereunder in bankruptcy or insolvency proceedings of any nature. The Guarantor hereby acknowledges that the waiver contained in the preceding sentence (the "Subrogation Waiver") is given as an inducement to the Banks to consummate the transactions contemplated by the Credit Agreement and any other agreement referred to therein and, in consideration of the willingness of the Banks to consummate said transactions, the Guarantor agrees that it shall not in any way amend or modify the Subrogation Waiver without the prior written consent of the Banks. The Guarantor further acknowledges that the Subrogation Waiver is made for the benefit of any and all creditors of the Company, whether existing on the date hereof or thereafter arising, whether the claim of any such creditor against the Company is direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise. The Subrogation Waiver and the provisions of this section shall survive the expiration or termination of the Credit Agreement and all Commitments thereunder, this Guaranty and the other Loan Documents. Until such time as all of the Obligations shall have been paid and performed in full and the Credit Agreement and all Commitments thereunder shall have been terminated pursuant to the terms thereof, the Guarantor will not claim any set-off or counterclaim against the Company in respect of any liability of the Guarantor to the Company; the Guarantor will not claim any set-off or counterclaim (other than any compulsory counterclaim) against any Bank in any proceeding or action to enforce this Guaranty; and the Guarantor waives any benefit of and any right to participate in any collateral which may be held by the Administrative Agent or any Bank. The payment of any amounts due with respect to any indebtedness of the Company now or hereafter held by the Guarantor is hereby subordinated to the prior payment in full of the Obligations. The Guarantor agrees that after the occurrence of any Event of Default in the payment or performance of the Obligations, the Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of the Company to the Guarantor. If, notwithstanding the foregoing sentence, the Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness, such amount shall be collected, enforced and received by the Guarantor as trustee for the Banks and be paid over to the Administrative Agent on account of the Obligations without affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty.

     7. SET-OFF. The Administrative Agent and each of the Banks is hereby authorized at any time and from time to time, without notice to the Guarantor (any such notice being expressly waived by the Guarantor) and to the fullest extent permitted by law, to set-off and apply such deposits and other sums against the obligations of the Guarantor under this Guaranty.

     8. REPRESENTATIONS, WARRANTIES AND COVENANTS. The Guarantor hereby represents, warrants, and covenants to and with the Banks that:

          8.1. (a)  Corporate Status.  The Guarantor is a corporation duly
                    ----------------
formed, validly existing and in good standing under the laws of the State of Delaware and has the power and authority to own its property, conduct its business as now being conducted and to make and perform this Guaranty and the transactions contemplated hereby, and is duly qualified to do business and in good standing as a foreign corporation in each jurisdiction where the nature and extent of the business conducted by it, or property owned by it, and applicable law required such qualification, except where the failure to so qualify would not have a material adverse effect on the Guarantor and its Subsidiaries, taken as a whole.

               (b)  Authorization. The execution, delivery and performance of
                    -------------
this Guaranty by the Guarantor have been duly authorized by all necessary corporate action and will not violate any provision of law or any order of any court or governmental agency or the charter, or other incorporation papers or bylaws (or the equivalent thereof) of the Guarantor or conflict with, or result in a breach of, or constitute (with or without notice or lapse of time or both) a default under, or result in the creation of any security interest, lien, charge or encumbrance upon any property or assets of the Guarantor pursuant to any agreement, indenture or other instrument to which it is a party or by which it may be bound which would have a material adverse effect upon the financial condition or operations of the Guarantor and its Subsidiaries, taken as a whole.

               (c)  Litigation. Except as disclosed to the Banks in writing
                    ----------
prior to the execution hereof, no action, suit, investigation or proceeding is pending or known to be threatened against or affecting the Guarantor which, if adversely determined, would have a material adverse effect upon the financial condition or operations of the Guarantor and its Subsidiaries, taken as a whole.

               (d)  Absence of Default. The Guarantor is not in default under
                    ------------------
any provision of its charter, or other incorporation papers, bylaws (or the equivalent thereof) or stock provisions or any amendment of any thereof, or any provision of law, or of any agreement, note, indenture or other instrument to which it is a party or by which it or any of its property is bound, or of any order of any court or public body or authority by which it or any of its property is bound, which would have a material adverse effect upon the financial condition or operations of the Guarantor and its Subsidiaries, taken as a whole.

               (e)  No Consents Required.  No license, consent or approval of or
                    --------------------
filing with any governmental body or other regulatory authority is required for the making and performance of this Guaranty by the Guarantor or any instrument or transaction contemplated herein. The Guarantor holds all certificates and authorizations of all governmental agencies and authorities required by law to enable it to engage in the business currently transacted by it, except where the failure to obtain such certificates and authorizations would not have a material adverse effect upon the financial condition or operations of the Guarantor and its Subsidiaries, taken as a whole.

               (f)  Enforceability.  This Guaranty has been duly executed and
                    --------------
delivered by the Guarantor and is the valid and legally binding obligation of the Guarantor, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditors' rights.

               (g)  Survival of Representations and Warranties. All
                    ------------------------------------------
representations and warranties of the Guarantor made herein shall survive until payment in full of all of the Obligations.

          8.2  Certain Negative Covenants.  The Guarantor covenants and agrees
               --------------------------
that, until all of the Obligations have been paid and satisfied in full, the Guarantor shall not create or suffer to exist any mortgage, pledge, deed of trust or security interest on the capital stock (or any indebtedness convertible into capital stock) of any of its Subsidiaries.

     9. TERMINATION; REINSTATEMENT. The Obligations of the Guarantor under this Guaranty shall remain in full force and effect until all of the Obligations have been indefeasibly satisfied. This Guaranty shall continue to be effective or be reinstated if at any time any payment made or value received with respect to an Obligation is rescinded or must otherwise be returned by any Bank or the Administrative Agent upon the insolvency, bankruptcy or reorganization of the Company, or otherwise, all as though such payment had not been made or value received.

     10. SUCCESSORS AND ASSIGNS. The obligations represented by this Guaranty may not be assigned or delegated by the Guarantor without the prior written consent of the Banks. This Guaranty shall be binding upon the Guarantor, its permitted successors and assigns, and shall inure to the benefit of and be enforceable by each of the Banks and their respective successors, transferees and assigns. Without limiting the generality of the foregoing sentence, each Bank may assign or otherwise transfer this Guaranty and/or any agreement or any note held by it evidencing, securing or otherwise executed in connection with the Obligations, or sell participations in any interest therein, to any other person or entity and such other person or entity shall thereupon become vested to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to such Bank herein.

     11. AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall be effective unless made in writing and the same shall be signed by the Banks. No failure on the part of any Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other rights.

     12. NOTICES. All notices and other communications called for hereunder shall be made in accordance with Section 20 of the Credit Agreement (and shall
                                 ----------
be deemed to be effective at the times provided therein), addressed as follows: if to the Guarantor, at the address set forth beneath the appropriate signature line hereto, and if to the Banks, at the respective addresses set forth for the Banks in the Credit Agreement, or at such other address as any party may designate in writing in accordance with the provisions hereof.

     13. GOVERNING LAW; CONSENT TO JURISDICTION. This Guaranty shall be governed by, and construed in accordance with, the internal substantive law of the State of Illinois, without regard to the conflicts of law provisions thereof. The Guarantor agrees that any suit for the enforcement of this Guaranty may be brought in any United States federal or Illinois state court sitting in Chicago, Illinois, and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Guarantor by mail at the address of the Guarantor set forth beneath the appropriate signature line hereto. The Guarantor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.

     14. WAIVER OF TRIAL BY JURY. THE GUARANTOR HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER AGREEMENT, INSTRUMENT OR OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH.

     15. MISCELLANEOUS. This Guaranty constitutes the entire agreement of the Guarantor with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of the Obligations. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions.


                             (SIGNATURE PAGE FOLLOWS)

      IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and delivered by its duly authorized officer as of the date first written above.


                              XTRA CORPORATION

                                By:_______________________________________

                                Name:_____________________________________

                                Title:____________________________________

                                Address:  200 Nyala Farms Road
                                          Westport, CT 06880
                                          Attention:     Michael J. Soja
                                                         Vice President and
                                                         Chief Financial Officer


     Accepted and Agreed to as
     of September 28, 2000:

     BANK OF AMERICA, N.A.,
     as Administrative Agent

     By:__________________________________
     Name:________________________________
     Title:_______________________________

     Address:  231 South LaSalle Street
               Chicago, Illinois 60697
               Attention:  Sharon Burks-Horos

                                    EXHIBIT I
                                        TO
                            FIVE-YEAR CREDIT AGREEMENT
                          DATED AS OF SEPTEMBER 28, 2000

                               FORM OF SWING LINE NOTE
                               -----------------------

$5,000,000                                                  September 28, 2000

FOR VALUE RECEIVED, the undersigned, XTRA, INC., a Maine corporation (the "Company"), hereby promises to pay to the order of BANK OF AMERICA, N.A. (the "Swing Line Lender") the principal sum of Five Million Dollars ($5,000,000) or, if less, the aggregate unpaid principal amount of all Swing Line Loans made by the Swing Line Lender to the Company pursuant to the Five-Year Credit Agreement, dated as of September 28, 2000 (such Five-Year Credit Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time, being hereinafter called the "Credit Agreement"), among the Company, the other banks parties thereto, Bank of America, N.A., as Administrative Agent and Swing Line Lender, Fleet National Bank, as Syndication Agent and Bank One, NA (Main Office Chicago), as Documentation Agent, respectively, for the Banks, on the dates and in the amounts provided in the Credit Agreement. The Company further promises to pay interest on the unpaid principal amount of the Swing Line Loans evidenced hereby from time to time at the rates, on the dates, and otherwise as provided in the Credit Agreement.

The Swing Line Lender is authorized to endorse the amount and the date on which each Swing Line Loan is made, the maturity date therefor and each payment of principal with respect thereto on the schedules annexed hereto and made a part hereof, or on continuations thereof which shall be attached hereto and made a part hereof; provided, that any failure to so endorse such information on such
               --------
schedule or continuation thereof shall not in any manner affect any obligation of the Company under the Credit Agreement and this Promissory Note (the "Note").

This Note is the Swing Line Note referred to in, and is entitled to the benefits of, the Credit Agreement, which Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

Terms defined in the Credit Agreement are used herein with their defined meanings therein unless otherwise defined herein. This Note shall be governed by, and construed and interpreted in accordance with, the internal substantive laws of the State of Illinois, without regard to the conflicts of law provisions thereof.

                                    XTRA, INC.

                                    By:_________________________________________
                                    Name:_______________________________________

                                                     Schedule to Swing Line Note

                 SWING LINE LOANS AND PAYMENTS WITH RESPECT THERETO
                 --------------------------------------------------

                                       Amount of
                                     Principal or
               Amount of Loan     Interest Paid This        Outstanding Principal
     Date           Made                Date                  Balance This  Date        Notation Made By
-------------  ----------------   -------------------       -----------------------   --------------------
_____________  ________________   ___________________       _______________________   ____________________
_____________  ________________   ___________________       _______________________   ____________________
_____________  ________________   ___________________       _______________________   ____________________
_____________  ________________   ___________________       _______________________   ____________________
_____________  ________________   ___________________       _______________________   ____________________
_____________  ________________   ___________________       _______________________   ____________________
_____________  ________________   ___________________       _______________________   ____________________
_____________  ________________   ___________________       _______________________   ____________________
_____________  ________________   ___________________       _______________________   ____________________
_____________  ________________   ___________________       _______________________   ____________________
_____________  ________________   ___________________       _______________________   ____________________
_____________  ________________   ___________________       _______________________   ____________________
_____________  ________________   ___________________       _______________________   ____________________
_____________  ________________   ___________________       _______________________   ____________________
_____________  ________________   ___________________       _______________________   ____________________
_____________  ________________   ___________________       _______________________   ____________________

                                    EXHIBIT J
                                        TO
                            FIVE-YEAR CREDIT AGREEMENT
                          DATED AS OF SEPTEMBER 28, 2000


                           FORM OF SWING LINE LOAN NOTICE
                           ------------------------------


     Date:__________________


     To: Bank of America, N.A., as Administrative Agent ("Administrative Agent") and Swing Line Lender for the Banks parties to the Five-Year Credit Agreement dated as of September 28, 2000 (as extended, renewed, amended or restated from time to time, the "Credit Agreement"), among XTRA, Inc., a Maine corporation (the "Company"), certain Banks which are parties thereto, Fleet National Bank, as Syndication Agent, Bank One, NA (Main Office Chicago), as Documentation Agent, and the Administrative Agent


     Ladies and Gentlemen:

          The undersigned, the Company, refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to subsection 2.1(b) of the Credit Agreement, of the Swing Line Borrowing specified below:

          1. The Business Day of the proposed Swing Line Borrowing is _________, _____.

          2. The aggregate amount of the proposed Swing Line Borrowing is $___________.

          The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Swing Line Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

          (a)  the representations and warranties of the Company contained in
Section 5 of the Credit Agreement are true and correct in all material respects with the same effect as if made on and as of such date (except to the extent that the facts upon which such representations and warranties are based may be changed by transactions permitted or contemplated by the Credit Agreement and except to the extent that such representations and warranties refer expressly to an earlier date, in which case they are true and correct as of such date);

          (b) no Default or Event of Default has occurred and is continuing, or would result from such proposed Swing Line Borrowing; and

          (c) the proposed Swing Line Borrowing will not cause (i) the aggregate principal amount of all outstanding Loans to exceed the combined Commitments of the Banks or (ii) the aggregate principal amount of all outstanding Swing Line Loans to exceed the Swing Line Sublimit.

                                     XTRA, INC.

                                     By:______________________________

                                     Name:____________________________

                                     Title:___________________________

                                 SCHEDULE 1.1(A)
                                        TO
                            FIVE-YEAR CREDIT AGREEMENT
                          DATED AS OF SEPTEMBER 28, 2000


                   APPLICABLE MARGIN; NON USE FEE; UTILIZATION FEE
                   -----------------------------------------------
                     (All Figures Presented In Basis Points)


================================================================================
                                REVOLVING LOANS
================================================================================

                                        I       II     III     IV         V
                                   =============================================
         Long-Term Senior            A- or A3  BBB+   BBB     BBB-   BB+ or Ba1
       Unsecured Debt Rating            or      or     or      or    or Lower or
                                      Higher   Baa1   Baa2    Baa3    Not Rated
================================================================================
Non-Use Fee                             12.50    15.00  17.50   25.00   35.00

Applicable Eurodollar Rate Margin       62.50    75.00  87.50  112.50  137.50

Applicable Base Rate Margin              0.00     0.00   0.00    0.00    0.00
Utilization Fee                         12.50    12.50  12.50   12.50   12.50
================================================================================

                                 SCHEDULE 1.1(B)
                                        TO
                          FIVE-YEAR CREDIT AGREEMENT
                          DATED AS OF SEPTEMBER 28, 2000


                        COMMITMENTS AND PRO RATA SHARES
                        -------------------------------


------------------------------------------------------------------
BANK                                   COMMITMENT   PRO RATA SHARE
------------------------------------------------------------------
Bank of America, N.A.                 $ 36,000,000    22.222222222%
------------------------------------------------------------------
Fleet National Bank                   $ 36,000,000    22.222222222%
------------------------------------------------------------------
Bank One, NA (Main Office Chicago)    $ 36,000,000    22.222222222%
------------------------------------------------------------------
Union Bank of California, N.A.        $ 15,000,000     9.259259259%
------------------------------------------------------------------
The Bank of Nova Scotia               $ 15,000,000     9.259259259%
------------------------------------------------------------------
The Chase Manhattan Bank              $ 15,000,000     9.259259259%
------------------------------------------------------------------
LaSalle Bank National Association     $  9,000,000     5.555555557%
------------------------------------------------------------------
------------------------------------------------------------------

TOTAL                                 $162,000,000             100%
-----
------------------------------------------------------------------

                                 SCHEDULE 5.12
                                      TO
                          FIVE-YEAR CREDIT AGREEMENT
                        DATED AS OF SEPTEMBER 28, 2000


                                     PLANS
                                     -----

     1. AJF Warehouse Distributors, Inc. was a former contributing employer to the Southwest Areas Pension Fund. AJF's withdrawal liability was settled pursuant to a Settlement Agreement between AJF, XTRA Corporation and the Fund, a copy of which has been provided to each Bank.

     2.   XTRA 401(k) Savings and Retirement Plan.

     3.   XTRA Corporation Long Term Disability Plan.

     4.   XTRA Corporation Health Insurance Plan.

     5.   XTRA Corporation Dental Plan.

     6.   XTRA Corporation Group Life Insurance Plan.

     7.   XTRA Corporation Group Travel Insurance for Employees Plan.

     8.   XTRA Corporation Cafeteria Benefit Plan.

     9.   XTRA Corporation Tuition Plan.

     10.  XTRA Corporation Accidental Death and Dismemberment Plan.

                                 SCHEDULE 5.15
                                      TO
                          FIVE-YEAR CREDIT AGREEMENT
                        DATED AS OF SEPTEMBER 28, 2000


                                 SUBSIDIARIES
                                 ------------

     NAME                                             STATE OF INCORPORATION
     ----                                             ----------------------

     Parent*

     XTRA Corporation                                      Delaware

     Subsidiary of XTRA Corporation

     XTRA, Inc.                                            Maine

     Subsidiaries of XTRA, Inc.

     XTRA Intermodal, Inc.                                 Delaware
     XTRA International Ltd.                               Delaware
     XTRA Mexicana, S.A. de C.V.                           Mexico
     Expestos en Administracion, S.A.de C.V.               Mexico
     Distribution International Corporation                Delaware

     Subsidiaries of Distribution
     International Corporation

     Strick Canada Limited                                 Ontario
     Strick Mexicana, S.A.de C.V.                          Mexico
     XTRA Lease, Inc.                                      Delaware

     * Excludes certain inactive Subsidiaries

     Subsidiaries of XTRA International Ltd.

     XTRA International (HK), Limited                        Hong Kong
     XTRA International (Europe) S.A.R.L.                    France
     XTRA International (France) S.A.R.L.                    France
     XTRA International (U.K.) Limited                       United Kingdom
     XTRA International Gmbh                                 Germany
     XTRA International Servicos LTDA                        Brazil
     XTRA International (Singapore) PTE Ltd.                 Singapore
     XTRA International Pacific Limited                      Hawaii
     XTRA International (Italia) S.R.L.                      Italy

     Subsidiary of XTRA International Pacific Limited

     XTRA International PTY Limited                          Australia

     Subsidiary of XTRA Intermodal, Inc.

     XTRA Chassis, Inc.                                      Delaware

                                 SCHEDULE 6.12
                                      TO
                          FIVE-YEAR CREDIT AGREEMENT
                        DATED AS OF SEPTEMBER 28, 2000


                             DEPRECIATION SCHEDULE
                             ---------------------

     The Company provides for depreciation by using the straight line method to amortize the cost of property and equipment over its estimated useful life. These estimated useful lives and residual values are as follows:


                                         Years                Residual Value
                                         -----                ---------------

     Intermodal trailers                    12                       15%

     Domestic containers                    12                       10%

     Chassis

          Domestic                          15                       20%
          Chassis

          ISO (Marine)                      20                  $900.00
          Chassis

     Over-the-road trailers                 12                       20%

     Buildings, improvements              3-30                  various
     and other equipment

     International Containers               15                       15%

                                  SCHEDULE 20
                                      TO
                          FIVE-YEAR CREDIT AGREEMENT
                        DATED AS OF SEPTEMBER 28, 2000


                        EURODOLLAR AND DOMESTIC LENDING
                        OFFICES; ADDRESSES FOR NOTICES
                        ------------------------------


     BANK OF AMERICA, N.A.

     A.   Administrative Agent's Payment Office:
          901 Main Street
          Dallas, TX 75202
          Attention: Molly Oxford
          TEL: 214/209-3255
          FAX: 214/290-9437

     B.   Domestic Lending Office:
          901 Main Street
          Dallas, TX 75202
          Attention: Molly Oxford
          TEL: 214/209-3255
          FAX: 214/290-9437

     C.   Eurodollar Lending Office:
          901 Main Street
          Dallas, TX 75202
          Attention: Molly Oxford
          TEL: 214/209-3255
          FAX: 214/290-9437

     D.   Address(es) for Notices:
          231 South LaSalle Street
          Chicago, IL 60697
          Attention: Sharon Burks Horos
          TEL: 312/828-2149
          FAX: 312/974-8811
          Electronic Mail: sharon_burks.horos@bankofamerica.com

     FLEET NATIONAL BANK

     A.   Domestic Lending Office:
          100 Federal Street
          Boston, MA 02110

     B.   Eurodollar Lending Office:
          100 Federal Street
          Boston, MA 02110

     C.   Address(es) for Notices:
          100 Federal Street
          MA DE 10008E
          Boston, MA 02110
          Attention: Mike Blake
          TEL: 617/434-0670
          FAX: 617/434-1955
          Electronic Mail:               @
                          --------------------------

     BANK ONE, NA (Main Office Chicago)

     A.   Domestic Lending Office:
          1 Bank One Plaza
          Chicago, IL 60670

     B.   Eurodollar Lending Office:
          1 Bank One Plaza
          Chicago, IL 60670

     C.   Address(es) for Notices:
          1 Bank One Plaza, Suite IL 10159
          Chicago, IL 60670
          Attention: Cory Helfand
          TEL: 312/732-5472
          FAX: 312/732-6222
          Electronic Mail: Cory_Helfand@onfcnbd.com

     UNION BANK OF CALIFORNIA, N.A.

     A.   Domestic Lending Office:
          350 California Street, 6/th/ Floor
          San Francisco, CA 94104

     B.   Eurodollar Lending Office:
          350 California Street, 6/th/ Floor
          San Francisco, CA 94104

     C.   Address(es) for Notices:
          350 California Street, 6/th/ Floor
          San Francisco, CA 94104
          Attention: Alison A. Mason
          TEL: 415/705-7452
          FAX: 415/705-7566
          Electronic Mail: alison.mason@uboc.com

     THE BANK OF NOVA SCOTIA

     A.   Domestic Lending Office:
          600 Peachtree Street, N.E., Suite 2700
          Atlanta, GA 30308

     B.   Eurodollar Lending Office:
          600 Peachtree Street, N.E., Suite 2700
          Atlanta, GA 30308

     C.   Address(es) for Notices:
          181 West Madison Street, Suite 3700
          Chicago, IL 60602
          Attention: Jim Coleman
          TEL: 312/201-4140
          FAX: 312/201-4108
          Electronic Mail: Jcoleman@scotiacapital.com

     THE CHASE MANHATTAN BANK

     A.   Domestic Lending Office:
          380 Madison Avenue
          New York, NY 10017

     B.   Eurodollar Lending Office:
          380 Madison Avenue
          New York, NY 10017

     C.   Address(es) for Notices:
          380 Madison Avenue, 14/th/ Floor
          New York, NY 10017
          Attention: Carol A. Kornbluth
          TEL: 212/622-4108
          FAX: 212/622-4405
          Electronic Mail: Carol.Kornbluth@Chase.com

     LaSALLE BANK NATIONAL ASSOCIATION

     A.   Domestic Lending Office:
          135 South LaSalle Street, Suite 361
          Chicago, IL 60603

     B.   Eurodollar Lending Office:
          135 South LaSalle Street, Suite 361
          Chicago, IL 60603

     C.   Address(es) for Notices:
          135 South LaSalle Street, Suite 361
          Chicago, IL 60603
          Attention: Brian D. Klemstein
          TEL: 312/904-2506
          FAX: 312/904-2903
          Electronic Mail: brian.klemstein@abnamro.com